Confidential

Presentation to the Board of Directors of

CONGO

FEBRUARY 7, 2002

CREDIT SUISSE FIRST BOSTON

Exhibit (c)(3)

TABLE OF CONTENTS

EXECUTIVE SUMMARY

TIMELINE OF RECENT EVENTS

- **WEEK OF JANUARY 7TH**

  CSFB performs additional property tours on Kenya assets

- **JANUARY 16TH**

  Board Meeting - Presentation included discussion of the Kenya's bid

- **JANUARY 17TH**

  Began discussion with Kenya regarding setting an exchange ratio. Congo proposed a ratio of 0.16

- **JANUARY 18TH**

  Sent Draft Merger Agreement to Kenya for comments

- **WEEK OF JANUARY 21ST**

  Kenya continued to perform due diligence on Congo in order to provide an exchange ratio

- **JANUARY 31ST**

  Meeting with Kenya to discuss their proposed term sheet which did not yet include an exchange ratio

- **FEBRUARY 4TH**

  Kenya performs additional work and has additional conversations with Congo to finalize valuation

  Kenya proposes an exchange ratio range of 0.14 to 0.16. They are told to firm up their proposal and terms

- **FEBRUARY 5TH**

  Kenya proposes an exchange ratio of 0.15

- **FEBRUARY 6TH**

  Kenya submits term sheet with major transaction terms

KEY TRANSACTION TERMS

Kenya has agreed to acquire Congo in a stock for stock transaction valued at $319 million.

Economics

- Kenya will acquire 100% of Congo for a total consideration of $319 million
  - The purchase price includes $68 million in Kenya's stock and $251 million in the assumption of Congo's debt
- The equity consideration will consist of a fixed exchange ratio of 0.15 Kenya share per Congo share
  - As of February 6, 2002, Kenya's stock price was $12.79
  - As of February 6, 2002, Congo's stock price was $1.73
  - At a 0.15x exchange ratio, Kenya's purchase price is equivalent to $1.92 or a 10.9% premium to Congo's current stock price, and a 30.5% premium to Congo's 30-day average stock price
- Collar of Plus/Minus 25% of the 30-day average market price for Kenya at the time the merger agreement is executed
  - If Kenya's price rises above or falls below the collar then the price per share of Congo would become fixed rather than the exchange ratio
  - Using the current 30-day average for Kenya of $13.34, the collar on Kenya's price would be $10.01 and $16.68. Therefore, Congo would never get less than $1.50 or more than $2.50
- Congo will pay $6 million to resolve the CVR issue
- Kenya will exchange the preferred stock of Congo into new preferred stock of Kenya giving effect to the exchange ratio
- In conjunction with a transaction, Cohen & Steers will make a minimum equity commitment of $50 million with an initial funding upon closing of approximately $30 million
- Kenya agrees to maintain its current dividend for the foreseeable future at $1.30 per Kenya share which represents $0.20 per share for Congo shareholders

KEY TRANSACTION TERMS (CONTINUED)

The transaction will be structured as a merger of Congo into Kenya.

Structure

- The merger will be structured as a merger of Congo with and into Kenya
- Merger will be accounted for under the purchase method of accounting and will be tax free to shareholders
- The new board will include one board member of the Congo board, increasing Kenya's board from 7 to 8 members
- Proposed break-up fee is $7 million with each party paying their own expenses
- Related document to be negotiated with Lazard providing for agreement to vote for merger and appropriate lockup provision
- Related document to be negotiated with certain Kenya shareholders and management providing for agreement to vote for merger
- Congo to execute an exclusivity agreement granting Kenya a 30-day period of exclusivity to complete due diligence and negotiate merger agreement
- The purchase includes 37 community centers
  - Four of the centers (Falls Pointe, Park Place, Peak Plaza and University Plaza) will remain joint ventures at closing
  - Kenya will inherit other properties held for sale: Vegas Pointe Plaza and Carolina Bay (Purvis & Clemmons)
  - Assumes that RMC/Congo, LLC resolved prior to closing

TRANSACTION RATIONALE

The transaction would enhance size, liquidity, growth potential, diversification and access to capital.

Congo's portfolio will fit within Kenya's East Coast shopping center focus

Greater possibility of real synergies. Kenya projects needing to increase G&A by under $3 million after the transaction as opposed to Congo's on-going G&A of over $5.5 million

Understanding and experience with the markets. Kenya operates in every state in which Congo has properties with the exception of Alabama

The combined company would be one of the larger shopping center operators

The company would have a market capitalization of nearly $1.2 billion with leverage of 60%

It would own 117 combined properties encompassing 15.2 million of GLA and over $105 million of property level NOI

The transaction would be accretive by 6.9% in 2002 and 15.0% in 2003

Kenya has developed a strategy for the merger

They have developed business plans for each of Congo's assets

They have developed a company level staffing plan that includes a new southeast region

A large mutual fund advisor/investor intends to invest equity in conjunction with a merger

This investment should help to immediately reduce leverage

The strong reputation of the investor increases the probability that the market will view the transaction positively

Congo shareholders will own 19% of the Company pro forma for the merger and Cohen & Steers investment

Lazard will own more than 11% of Kenya pro forma for the merger and Cohen & Steers investment

EXCHANGE RATIO ANALYSIS

VALUATION METHODOLOGY OVERVIEW

We have used three primary methodologies to assess the value range of Congo.

ANALYSIS	DESCRIPTION OF METHODOLOGY
Selected Public Company Multiples	Imply a valuation of the Company based on current market multiples of selected publicly traded community center companies.
Selected M&A Transactions	Imply a valuation of the Company based on multiples of selected community center merger and acquisition transactions.
Net Asset Value	Imply a valuation of the Company based on taking an underwritten Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.

- **We then compared the valuation ranges applied by the above methodologies to the 0.15x exchange ratio set forth in Kenya's bid**
- **It appears that the valuation methodologies yield exchange ratios generally below the proposed ratio by Kenya**

SUMMARY OF VALUATION RESULTS

Several valuation metrics were used to determine the exchange ratio for the transaction.


0.50x
0.45x
0.40x
0.35x
0.30x
0.25x
0.20x
0.15x
0.10x
0.05x
0.00x
Exchange Ratio
0.18x
0.07x
0.06x
0.03x
0.08x
0.18x
0.07x
0.10x
0.02x
0.40x
0.17x
0.07x
Exchange Ratio 0.15x
2001E FFO/Share Multiple
2002P FFO/Share Multiple
2001 3Q EBITDA Multiple
LTM FFO/Share Multiple
Forward FFO/Share Multiple
2001 3Q EBITDA Multiple
NAV
Selected Public Company Multiples
Selected M&A Transaction Multiples

MARKET IMPLIED EXCHANGE RATIO

The graph below examines the market exchange ratio between Congo and Kenya over the past year.


Implied Market Exchange Ratio
0.50x
0.45x
0.40x
0.35x
0.30x
0.25x
0.20x
0.15x
0.10x
0.05x
0.00x
02/05/01
03/12/01
04/16/01
05/21/01
06/25/01
07/30/01
09/03/01
10/08/01
11/12/01
12/17/01
01/21/02
Proposed Exchange Ratio of 0.15x

Exchange Ratio Analysis

	Offer	2/5/2002	6 Month Average	3 Month Average	1 Week Average
Kenya Share Price		$12.89	$13.05	$13.44	$13.06
Congo Share Price		$1.80	$1.69	$1.47	$1.69
Exchange Ratio	0.150x	0.14x	0.13x	0.11x	0.13x
Premium of Offer		**6.9%**	**13.7%**	**27.1%**	**13.7%**

EXCHANGE RATIO ANALYSIS

- The exchange ratio of 0.15x is within or above all of the valuation metrics.

Selected Public Company

	2001E FFO/Share	2002P FFO/Share	2001H EBITDA
Congo Implied Price per Share	$1.07 - $1.68	$0.50 - $0.70	$0.00 - $0.48
Kenya Implied Price per Share	14.94 - 9.51	15.5 - 11.01	10.58 - 5.94
Exchange Ratio	**0.07x - 0.18x**	**0.03x - 0.06x**	**– - 0.08x**

Selected M&A Transactions

	2001E FFO/Share	2002P FFO/Share	2001H EBITDA	NAV Analysis
Congo Implied Price per Share	$1.12 - $1.75	$0.31 - $0.67	$0.00 - $0.67	$0.97 - $1.82
Kenya Implied Price per Share	15.45 - 9.9	14.98 - 6.86	9.63 - 1.68	14.6 - 10.62
Exchange Ratio	**0.07x - 0.18x**	**0.02x - 0.10x**	**– - 0.40x**	**0.07x - 0.17x**

KENYA AND CONGO PROPOSED MERGER DETAIL

BENEFITS AND RISKS OF A KENYA AND CONGO MERGER

Benefits

- Tenant diversification
  - No tenant would represent more than 5.0% of total NOI
  - Credit quality would improve
- Geographic strength
  - Gain new markets: New York, New Jersey, Connecticut and Maryland
  - Increase concentration in Georgia, Virginia, Florida, South Carolina and North Carolina
  - Increase presence in denser markets with in-fill locations
- Operating synergies
- Increased market capitalization
  - Increase liquidity for investors
  - Easier access to capital
  - Gain research coverage
- Decrease leverage
- Management team with strong operating background and results
- Kenya intends on retaining a substantial portion of Congo's staff
- Reinstatement of dividend for Congo shareholders at $0.20 per existing share[1] versus zero currently and $0.50 previously

Risks

- Market perception
  - Post announcement trading price uncertain
- Integration
- Refinancing
  - Kenya has $300 million of debt maturing in 2003
- Execution
  - Need to hire additional employees
  - Redevelopment of unfamiliar properties
- Need to continue to successfully redevelop certain remaining Kranzco properties
- Kmart risk
  - Most of the stores are above the national average in sales/sf
- Wal-Mart risk
  - Plans are in place to deal with dark stores

(1) Based on 0.15 exchange ratio.

BENEFITS AND RISKS OF STATUS QUO

Benefits

- Current management team is familiar with the Company and its assets
- Any upside accrues 100% to existing shareholders (as does downside)
- Ability to revisit the sale of the Company at a later date once properties are stabilized

Risks

- Company is currently very highly leveraged
  - All assets are currently encumbered
  - Limited ability to handle downturns
- No access to debt or public equity capital
  - Private equity would likely require subordinating existing shareholders
- Need to fill certain key senior management positions
  - Currently part-time CEO, no COO, no head of leasing
  - Hiring needs are greater than in a merger with Kenya
- Limited construction and development capabilities
- Delaying transaction will entail risking losing current bid, which is at a premium to existing stock price
- Redeveloping properties requires capital
- Small-cap REITs tend to trade at lower multiples
- Company is unlikely to achieve a market multiple, even for a small-cap REIT, until it produces consistently strong results and reinstates its dividend

WAL-MART EXPOSURE

Wal-mart, the largest retailer in the United States, is the largest tenant in the Kenya portfolio.

- **Wal-mart**
  - The Company has been pursuing a policy of closing smaller stores and building super centers
  - Michael Exstein, CSFB's retail research analyst has a buy rating on the stock

- **Kenya Wal-Mart Exposure**
  - Wal-mart has leases in 11 locations, representing 5.7% of the annual rent in the Kenya portfolio
  - Six of the Wal-mart's in the Kenya portfolio are currently dark and paying

Property	GLA	Wal-mart GLA	Wal-mart % of Total GLA	Wal-mart Rent	Wal-mart Rent/SF	Dark and Paying	Plans for Space	Lease Expiration
Douglasville Crossing, GA	268,000	114,760	42.8%	$486,582	$4.24	-	SubLease Retail-Office	01/31/10
East Main Centre, SC	191,000	121,094	63.4%	297,377	2.46	-	SublLease Retail (Lowes)	01/31/09
Meeting Square, TN	93,000	47,638	51.2%	166,871	3.50	Y	Sub Lease Retail-Lgt Industrial	12/12/09
Park Centre, SC	227,000	122,371	53.9%	383,154	3.13	Y	Sub Leased TO-RBMG	06/23/09
Pickaway Crossing, OH	127,000	91,990	72.4%	481,005	5.23	-	Proposal to Walmt to Expand	10/27/09
Snellville Oaks, GA	221,000	114,513	51.8%	606,919	5.30	Y	Proposals to BJ's-Burlington Coa	12/29/11
Statler Crosssing, VA	167,000	86,944	52.1%	355,601	4.09	Y	Sublease for Back Office use	12/29/09
Summerville, GA	68,000	50,059	73.6%	178,672	3.57	-	Walmart to Stay	04/09/04
Tifton Corners, GA	187,000	101,047	54.0%	547,385	5.42	Y	SubLease retail-(Belks)	01/31/11
Vidalia, GA (Free standing Store)	94,000	94,000	100.0%	396,105	4.21	Y	Walmart developer Sub Leasing	10/31/05
Village Oaks, FL	172,000	108,217	62.9%	579,215	5.35	-	Sub Lease (GardenrRidge)	05/27/08
Total	**1,815,000**	**1,052,633**	**58.0%**	**$4,478,886**	**$4.25**			

KENYA MERGER MODEL - BASE CASE

The model shows that the combined Company would have sufficient liquidity to operate with payout ratios that are within industry norms.

- **Assumptions**
  - The transaction is structured as a 100% stock-for-stock merger at 0.15 exchange ratio
  - Cohen & Steers investment of $30 million at Kenya's market price of $12.77 per share
  - All Congo debt is assumed by Kenya
  - NOI for both companies is taken directly from their respective Argus projections. Kenya's projections do not include expected upside from pending redevelopments. The NOI growth rate for both companies is approximately 2.3%.
  - G&A is assumed to be $10.2 million in 2002 and 8.5% of NOI thereafter
  - Redevelopment capex for Kenya is assumed to be $37 million over the first two years. Congo's assets include an additional $7 million of capex over the first two years (including capex to enhance the value of the properties)
  - TI/LC of approximately $0.60 psf for Kenya and Congo
  - Dividend is maintained at $1.30 per share or 100% of taxable income, whichever is greater
  - Each individual piece of debt is projected forward. Interest and principal are calculated individually
  - Cash shortfalls are funded by raising new debt. Debt sizing for new debt is based on basic conduit underwriter standard criteria. New debt rate is 7.25%
  - Any excess cash flow is used to pay down debt
  - Carolina Bay and Las Vegas are sold at closing
- **Results**
  - The transaction is 6.9% or $0.10 accretive in 2002 and 15.0% or $0.26 accretive in 2003 based on Congo's budget NOI of $34.3 million
  - Kenya leverage would increase from 60.1% to 63.6% pro forma or 59.6% to 59.5% on a Net Debt to Market Cap basis
  - At a 8.6x FFO multiple (which is Kenya's current multiple), the stock price would be $17.09 by the end of 2003 and the debt to total market capitalization would be 57.0%
  - By the end of 2005 the Company would need to have refinanced/raised $450 million of debt by using over $90 million of unencumbered NOI

ACCRETION - BASE CASE

Accretion varies depending on the 2002 NOI that Congo will attain. Kenya assumes that the NOI will be $32.0 million versus the $34.2 million assumed by Congo.

$ Accretion Sensitivity - Congo NOI of $34.2 million

		Exchange Ratio				
		0.140	0.145	0.150	0.155	0.160
	$13.50	0.13	0.12	0.11	0.10	0.09
	$13.25	0.13	0.12	0.11	0.10	0.09
Share	$13.00	0.13	0.11	0.10	0.09	0.08
Price	$12.75	0.12	0.11	0.10	0.09	0.08
	$12.50	0.12	0.11	0.10	0.09	0.08
	$12.25	0.12	0.11	0.10	0.09	0.08
	$12.00	0.11	0.10	0.09	0.08	0.07
	$11.75	0.11	0.10	0.09	0.08	0.07
	$11.50	0.11	0.10	0.09	0.08	0.07
	$11.25	0.10	0.09	0.08	0.07	0.06
	$11.00	0.10	0.09	0.08	0.07	0.06

$ Accretion Sensitivity - Congo NOI of $32.0 million

		Exchange Ratio				
		0.140	0.145	0.150	0.155	0.160
	$13.50	0.06	0.05	0.04	0.03	0.02
	$13.25	0.05	0.04	0.04	0.03	0.02
Share	$13.00	0.05	0.04	0.03	0.02	0.01
Price	$12.75	0.05	0.04	0.03	0.02	0.01
	$12.50	0.05	0.04	0.03	0.02	0.01
	$12.25	0.04	0.03	0.03	0.02	0.01
	$12.00	0.04	0.03	0.02	0.01	0.00
	$11.75	0.04	0.03	0.02	0.01	0.00
	$11.50	0.04	0.03	0.02	0.01	(0.00)
	$11.25	0.03	0.02	0.01	0.00	(0.01)
	$11.00	0.03	0.02	0.01	0.00	(0.01)

KENYA MERGER MODEL - BASE CASE

SOURCES AND USES OF FUNDS AT CLOSING - ASSUMED TO BE DEC. 31, 2001

Uses:		*Sources*	
Purchase Price - Common	$67.642	Cash	12.200
Transaction Expenses (1)	12.200	Assumed Congo Debt	
Assume Debt	$250.943	Mortgage Debt - Fixed Rate	144.166
		Mortgage Debt - Floating Rate	27.170
		CDC	58.000
		JV Debt	21.607
		New Debt	0
		Common	$67.642
	--------		--------
Total Uses	$330.785	Total Sources	$330.785
	=====		=====

PROFORMA CAPITALIZATION

Trading Information	Kenya	Congo	Proforma	Proforma C&S
Share Price	$12.77	$1.73	$12.77	$12.77
2002 FFO / Share	$1.48	$0.28		1.58
FFO Multiple	8.6x	6.2x		8.1x
Annual Dividend	$1.30	$0.00	$1.30	$1.30
Dividend Yield	10.2%	0.0%	10.2%	10.2%
Shares Outstanding	20.122	35.313	25.419	27.768
Capitalization				
Equity Capitalization	$256.958	$61.091	$324.600	$354.600
Liq. Of Preferred	$82.067	0	82.067	82.067
Total Debt	$510.472	$250.943	761.415	761.415
Total Capitalization	$849.497	$312.034	$1,168.082	$1,198.082
Total GLA	*10.629*	*4.980*	*15.609*	*15.609*
Total Cap. / sq. ft.	*$79.9*	*$62.7*	*$74.8*	*$76.8*
Debt / Total Cap	60.1%	80.4%	65.2%	63.6%
Net Debt / Total Cap	59.6%	72.0%	63.6%	59.5%
(Debt + Pref) / Total Cap.	69.8%	80.4%	72.2%	70.4%

SOURCES & USES - C&S EQUITY

Uses:	
Cash	$30.000
Paydown Millpond debt	0
Paydown debt	0

Total Uses	$30.000
	=====
Sources	
Common Issuance to C&S	$30.000

Total Sources	$30.000
	=====

SHARES ISSUED FOR MERGER

New Equity Required	$67.642
Current Kenya Share Price	$12.77
New Shares Issued	5.297
Current Kenya Share	20.122
PF Shares Outstanding	25.419

SHARES ISSUED TO C&S

New Investment	$30.000
Current Kenya Share Price	$12.77
New Shares Issued	2.349
PF Shares Outstanding	25.419
PF Adj. Shares Outstanding	27.768

PURCHASE PRICE CALCULATION

Tender Price (1)	$1.92
Ratio	0.150
Premium	*10.7%*
Target Shares	35.313
Equity Purchase Price	$67.642
% Cash	0.0%
Cash	$0
% Stock	100.0%
Stock	$67.642

KENYA MERGER MODEL - BASE CASE

SUMMARY PROJECTED FINANCIAL INFORMATION

		Projected Fiscal Years Ending									
OPERATING SUMMARY	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
NOI	$107,022	$110,755	$121,229	$127,161	$129,487	$131,005	$132,003	$132,872	$134,060	$136,237	$138,329
Growth		*3.5%*	*9.5%*	*4.9%*	*1.8%*	*1.2%*	*0.8%*	*0.7%*	*0.9%*	*1.6%*	*1.5%*
EBITDA		$100,179	$110,925	$116,352	$118,480	$119,870	$120,783	$121,578	$122,665	$124,657	$126,571
Interest Expense		$54,491	$52,800	$54,415	$54,182	$52,977	$51,468	$49,735	$47,929	$46,082	$44,008
FFO		$43,920	$55,170	$58,723	$60,791	$63,054	$65,099	$67,200	$69,609	$72,901	$76,268
Growth			*25.6%*	*6.4%*	*3.5%*	*3.7%*	*3.2%*	*3.2%*	*3.6%*	*4.7%*	*4.6%*
Cash from Operations		$51,671	$57,012	$60,870	$63,267	$65,870	$68,297	$70,826	$73,716	$77,546	$81,534
TI & LC		9,864	10,787	8,946	9,054	9,145	9,240	8,000	8,000	8,000	8,000
Total Capex		24,432	40,788	14,127	13,379	12,875	12,991	12,000	12,000	12,000	12,000
Cash available for debt repayment		27,239	16,224	46,743	49,888	52,996	55,306	58,826	61,716	65,546	69,534
Mandatory Debt repayment		54,476	365,064	56,166	20,658	23,167	46,934	100,476	2,715	10,490	21,007
Dividends		36,099	36,099	36,099	36,099	36,099	36,099	36,099	36,099	36,641	40,246
Increase in Free Cash before New Debt		(63,336)	(384,939)	(45,522)	(6,868)	(6,270)	(27,726)	(77,749)	22,902	18,414	8,281
Combined FFO/Share		$1.58	$1.99	$2.11	$2.19	$2.27	$2.34	$2.42	$2.51	$2.63	$2.75
Growth			*25.6%*	*6.4%*	*3.5%*	*3.7%*	*3.2%*	*3.2%*	*3.6%*	*4.7%*	*4.6%*
Original FFO/Share (2)		$1.48	$1.73	$1.91	$1.99	$2.04	$2.06	$2.06	$2.10	$2.17	$2.26
Accretion		*6.9%*	*15.0%*	*10.4%*	*9.9%*	*11.1%*	*14.1%*	*17.4%*	*19.5%*	*21.1%*	*21.5%*
Dividend/Share		$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.32	$1.45

KENYA MERGER MODEL - BASE CASE

SUMMARY PROJECTED FINANCIAL INFORMATION

						Projected Fiscal Years Ending					
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
BALANCE SHEET SUMMARY & CREDIT STATISTICS											
Cash	$60,954	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981
Mortgage Debt	369,807	325,131	274,304	219,543	200,373	178,780	133,514	92,360	90,283	80,454	60,121
Securitizations	303,898	303,127	62,610	61,731	60,791	59,785	58,709	0	0	0	0
Credit Facilities	87,710	78,680	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	15,363	400,301	445,823	452,691	458,962	486,687	564,436	541,534	523,119	514,838
Total Debt	761,415	722,301	742,176	731,532	717,742	700,846	681,638	658,910	633,293	604,389	575,101
Total Debt + Preferred	843,482	804,368	824,243	813,599	799,809	782,912	763,705	740,977	715,360	686,456	657,168
Common Equity (Based on 8.6x FFO multiple)		377,716	474,461	505,017	522,806	542,261	559,853	577,918	598,639	626,950	655,907
Total Market Capitalization		1,182,084	1,298,704	1,318,616	1,322,616	1,325,174	1,323,558	1,318,895	1,313,999	1,313,406	1,313,075
Equity Per Share		$13.60	$17.09	$18.19	$18.83	$19.53	$20.16	$20.81	$21.56	$22.58	$23.62
EBITDA/Interest Expense		1.8x	2.1x	2.1x	2.2x	2.3x	2.3x	2.4x	2.6x	2.7x	2.9x
EBITDA - Capex/Interest Expense		1.4x	1.3x	1.9x	1.9x	2.0x	2.1x	2.2x	2.3x	2.4x	2.6x
Total Debt / EBITDA		7.2x	6.7x	6.3x	6.1x	5.8x	5.6x	5.4x	5.2x	4.8x	4.5x
Total Debt + Preferred/EBITDA		8.0x	7.4x	7.0x	6.8x	6.5x	6.3x	6.1x	5.8x	5.5x	5.2x
Leverage based on 8.6x FFO Multiple		61.1%	57.1%	55.5%	54.3%	52.9%	51.5%	50.0%	48.2%	46.0%	43.8%
(Debt+Preferred)/Market Cap		68.0%	63.5%	61.7%	60.5%	59.1%	57.7%	56.2%	54.4%	52.3%	50.0%
FFO Payout Ratio		82.2%	65.4%	61.5%	59.4%	57.3%	55.5%	53.7%	51.9%	50.3%	52.8%
Total Unenc. NOI for Total New Debt (3)		7,731	73,502	86,172	90,228	93,736	101,582	117,197	118,547	122,823	128,612
Total Unenc. NOI/Total New Debt		50.3%	18.4%	19.3%	19.9%	20.4%	20.9%	20.8%	21.9%	23.5%	25.0%
NOI / Sq. Ft.		$7.1	$7.8	$8.1	$8.3	$8.4	$8.5	$8.5	$8.6	$8.7	$8.9
Capex / Sq. Ft.		$1.6	$2.6	$0.9	$0.9	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8
Total Market Cap / Sq. Ft.		$75.7	$83.2	$84.5	$84.7	$84.9	$84.8	$84.5	$84.2	$84.1	$84.1

(1) Assumption from Kenya bid letter
(2) Excludes Gain on Land Sales
(3) Total Unencumbered NOI represents accumulated NOI that becomes unencumbered for New Debt

EXHIBIT A - CONGO VALUATION

VALUATION METHODOLOGY OVERVIEW

We have used three primary methodologies to assess the value range of Congo.

ANALYSIS	DESCRIPTION OF METHODOLOGY
Selected Public Company Multiples	Imply a valuation of the Company based on current market multiples of selected publicly traded community center companies.
Selected M&A Transactions	Imply a valuation of the Company based on multiples of selected community center merger and acquisition transactions.
Net Asset Value	Imply a valuation of the Company based on taking an underwritten Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.

- **We then compared the valuation ranges applied by the above methodologies to the $1.92 per share implied by Kenya's bid**
- **It appears that the valuation methodologies yield valuations generally below the proposed purchase price by Kenya**

SUMMARY OF VALUATION RESULTS

Several valuation metrics were used to determine a valuation range for Congo.

Implied Price Per Share


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Price Per Share
$1.68
$1.07
$0.70
$0.50
$0.48
$1.75
$1.12
$0.67
$0.31
$0.67
$1.92
$1.51
$2.26
$1.47
$1.82
$0.97
Offer Price
$1.92
2001E(1) FFO/Share Multiple
2002P FFO/Share Multiple
2001 1H(1) EBITDA Multiple
LTM FFO/Share Multiple
FFO/Share Multiple
2001 1H(1) EBITDA Multiple
Premium Paid
NAV with Conversion of Preferred
NAV with Liquidation of Preferred
Selected Public Company Multiples
Selected M&A Transaction Multiples

(1) Based on annualized 2001 1H pro forma for sale of outlets, Shoreside, excluding one-time charges and losses in jv's.

INTERPRETATION OF RESULTS

Valuation based on public market metrics are lower than the range calculated by the NAV analysis. Congo's prospects as a stand-alone public REIT are difficult, while realizing value through liquidation entails large friction costs.

- **Selected Public Company Multiples**

  The valuation range using selected public company multiples is $0.00 to $1.68 reflecting the fact that running Congo as a public Company is very costly and inefficient given its small size. G&A costs are so high that both EBITDA and FFO results will be low and these are the metrics that the public markets use to value REITs

- **Selected M&A Transaction Multiples**

  The valuation range using selected M&A transaction multiples is $0.00 to $1.92. The range obtained by EBITDA and FFO multiples are similar to those obtained by the comparable companies, yet the premiums paid valuation is higher. This may reflect the fact that transactions with premiums generally occurred with targets trading below their peers. The premiums thus help to bring the target's value close to the comparable company multiples

- **NAV**

  The valuation range without liquidating the preferred is $1.47 to $2.26 which is within the range of the bid. However, once one incorporates the cost of liquidating the preferred the range drops to $0.97 to $1.82

- **Conclusion**

  The NAV seems to capture the value of the real estate. However, liquidating would be costly. The cleanest way to capture value is to transfer the Company to an entity willing to pay for the real estate value with minimal transaction costs and frictions

SELECTED PUBLIC COMPANIES

The table below summarizes the range of values for Congo based upon reference ranges derived from current market trading multiples of select publicly-traded community center REITs.

- **The universe of publicly-traded shopping center companies is broad with 25 companies represented**
- **Of the companies examined, we viewed six as directly comparable: Acadia Realty, Equity One, IRT, JDN Realty, Mid Atlantic Realty and Ramco Gershenson**
- **We paid particular attention to the quality of assets, geographic concentration and market capitalization of each of the comparable companies**

Total Portfolio Value/	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Equity Value Per Share(1)		
2001F FFO/share (3)	$0.17	6.3x	-	9.9x	$1.07	-	$1.68
2002P FFO/share	$0.07	7.1x	-	10.0x	$0.50	-	$0.70
2001 Pro Forma EBITDA 1HA (2)(3)	$22,580	9.8x	-	11.2x	$0.00	-	$0.48

(1) Assumes 35.3 million shares outstanding.
(2) Assumes $250.9 million of debt.
(3) Based on annualized 2001 1H pro forma for sale of outlets, Shoreside, excluding one-time charges and losses in jv's.

SELECTED M&A TRANSACTION

The analysis below summarizes the range of values for Congo based upon a reference range derived from transaction multiples of selected precedent mergers and acquisitions in the shopping center REIT industry.

- **In evaluating the transaction, we paid particular attention to the types of assets acquired**
- **We selected seven shopping center transactions that closed within the past two years**

Target	LQA EBITDA	Enterprise Value/ LTM FFO	Forward FFO	1 Day Premium
Centrefund Realty (2001)	10.1x	NA	8.5x	NA
UIRT (2001)	11.0x	9.9x	9.6x	22.1%
Burnham Pacific (2001)	NA	8.4x	NA	NA
First Washington (2001)	11.5x	10.3x	9.5x	25.3%
Western Properties (2000)	11.2x	8.6x	8.1x	0.8%
Bradley (2000)	10.5x	9.1x	8.4x	18.9%
Kranzco (2000)	9.1x	6.6x	4.4x	28.2%

Implied Congo Value

Total Enterprise Value/	Portfolio Operating Data	Selected M&A Transaction Reference Range			Implied Equity Value Per Share(1)		
Pro Forma 1HA EBITDA (2)(3)	$22,580	9.1x	-	11.5x	$0.00	-	$0.67
LTM FFO/share (3)	$0.17	6.6x	-	10.3x	$1.12	-	$1.75
Forward FFO/share	$0.07	4.4x	-	9.6x	$0.31	-	$0.67
Premium Paid	$1.50	0.8%	-	28.2%	$1.51	-	$1.92

(1) Assumes 35.3 million shares outstanding.
(2) Assumes $250.9 million of debt.
(3) Based on annualized 2001 1H pro forma for sale of outlets, Shoreside, excluding one-time charges and losses in jv's.

NAV VALUATION METHODOLOGY

CSFB has reviewed Congo's properties and leasing issues to determine an underwritten NOI. We have based our preliminary NAV valuation on this NOI and a range of market-based cap rates.

► General

We have reviewed leasing issues and assumptions for each property in order to determine a stabilized NOI

We modified NOI and valuation based upon capital requirements, leasing risks and potential upside

► Rent at Risk

Rent at risk represents tenancy issues that a buyer may view as potentially negative

- Moderate risk represents a risk with a low probability of causing a loss in rent but may still affect the center in some negative way. We reduced this rent by between 0% and 30%
- High risk represents tenants that have recently left or will likely leave in the near future. We reduced the rent of these tenants by 25% to 75%

Examples of rent at risk include economic occupancy, subleases, recent departures, pending departures and other risks

► Potential Upside

Potential upside represents positive leasing events that Congo may be given credit for. Typically, 50% of additional NOI generated

- Credit for pending and potential outparcel transactions
- A portion of additional rent from expansions by existing tenants
- New tenants taking currently vacant space (signed or pending signature)
- New tenants replacing tenants at risk to the extent additional rent above existing rent will be generated

PRELIMINARY VALUATION MATRIX

The Congo Community Center Portfolio can be broken into different subparts for valuation purposes using a range of underwritten NOIs.

(Dollars In Thousands)

OPERATING PROPERTIES

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$29,080	$276,956	$264,367	$252,873	$242,336
	28,045	267,097	254,956	243,871	233,710
	27,010	257,237	245,545	234,869	225,083

JOINT VENTURES

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$3,485	$33,192	$31,684	$30,306	$29,043
	3,373	32,122	30,662	29,329	28,107
	3,260	31,052	29,640	28,352	27,170

MILLPOND VILLAGE

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$3,031	$28,870	$27,558	$26,360	$25,262
	2,680	25,525	24,365	23,306	22,335
	2,329	22,180	21,172	20,251	19,407

DEF. MAINT.	($7,773)	($7,773)	($7,773)	($7,773)

COMMUNITY CENTER PORTFOLIO LESS DEFERRED MAINTENANCE

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$35,597	$331,246	$315,836	$301,766	$288,869
	34,098	316,971	302,210	288,732	276,378
				275,699	262,887

CREDIT FIRST SUISSE BOSTON

CONGO NAV CALCULATION

	NOI	Book Value	Adj.	Estimated Market Value @ NOI Cap. Rate of: 10.50%	10.75%	11.00%	11.25%	11.50%
Assets								
Total Community Centers (1)	$34,098			$324,744	317,192	309,983	303,094	296,505
Deferred Maintenance		(7,773)		(7,773)	(7,773)	(7,773)	(7,773)	(7,773)
Total Community Centers less Deferred Maintenance				$316,971	309,419	302,210	295,321	288,732
Las Vegas				$8,000	$8,000	$8,000	$8,000	$8,000
Nashville				5,400	5,400	5,400	5,400	5,400
Carolina Bay, Net				5,500	5,500	5,500	5,500	5,500
RMC Konover				-	-	-	-	-
Adjusted Real Estate Value				$335,871	328,319	321,110	314,221	307,632
Cash & Cash Equivalents		12,320	100%	12,320	12,320	12,320	12,320	12,320
Restricted Cash		4,600	100%	4,600	4,600	4,600	4,600	4,600
Accounts Receivable		6,300	100%	6,300	6,300	6,300	6,300	6,300
Note Receivable		479	100%	479	479	479	479	479
Total Assets		$15,926		$359,570	$352,018	$344,809	$337,920	$331,331
Liabilities								
Community Center Debt (2)		$250,913	100%	$250,913	$250,913	$250,913	$250,913	$250,913
Accounts Payable and Other Liabilities (3)		13,000	100%	13,000	13,000	13,000	13,000	13,000
Capital Lease Obligations		700	100%	700	700	700	700	700
Total Liabilities		$264,613		$264,613	$264,613	$264,613	$264,613	$264,613
less: Transaction Fees and Expenses as a % of Total Assets @ 1.0%				$3,596	$3,520	$3,448	$3,379	$3,313
less: Transaction Costs				3,000	3,000	3,000	3,000	3,000
less: Assumptions and Prepayment Penalties				8,600	8,600	8,600	8,600	8,600
Net Asset Value, After Transaction Costs				$79,761	$72,285	$65,148	$58,328	$51,805
Liquidation Value of Preferred (4)		19,517		19,517	19,517	19,517	19,517	19,517
Net Asset Value, After Payment of Liquidation Preference to Preferred				$60,244	$52,768	$45,631	$38,811	$32,288
Outstanding Shares & OP Units (5)				33,144	33,144	33,144	33,144	33,144
NAV/Share After Payment of Liquidation Preference to Preferred				**$1.82**	**$1.59**	**$1.38**	**$1.17**	**$0.97**
Current Price @ 1/11/02				**$1.50**	**$1.50**	**$1.50**	**$1.50**	**$1.50**
Premium/(Discount) to NAV				**(17.5%)**	**(5.8%)**	**9.0%**	**28.1%**	**54.0%**
Net Asset Value, Assuming Conversion of Preferred to Common				$79,761	$72,285	$65,148	$58,328	$51,805
Outstanding Shares & OP Units Assuming Conversion of Preferred to Common(6)				35,313	35,313	35,313	35,313	35,313
NAV/Share Assuming Theoretical Conversion of Preferred to Common				**$2.26**	**$2.05**	**$1.84**	**$1.65**	**$1.47**
Current Price @ 1/11/02				**$1.50**	**$1.50**	**$1.50**	**$1.50**	**$1.50**
Premium/(Discount) to NAV				**(33.6%)**	**(26.7%)**	**(18.7%)**	**(9.2%)**	**2.2%**

Notes:

1. Represents CSFB underwritten NOI as described above.
2. Balances as of 8/31/01, except for Falls Pointe which assumes debt amount projected upon stabilization ($9.5 million).
3. Excludes $3.7 million of liability related to KEYSOP shares which is accounted for in the share count.
4. Valued at $25.00 per share. Preferred shares are convertible into common stock at $9 per share (approx. 2.2 shares).
5. Includes 31,429K shares of common Stock, 907K O.P. Units, 259K Stettlement Shares (Pat Minutti) and 549K KEYSOP.
6. Includes 31,429K shares of Common Stock, 907K O.P. Units, 259K Stettlement Shares (Pat Minutti), 549K KEYSOP and conversion of 2,169K Preferred Shares.

CONGO NAV SENSITIVITY

Congo NAV/Share After Payment of Liquidation Preference to Preferred

2002E NOI	Cap Rate (1) 12.00%	11.50%	11.00%	10.50%	10.00%
$31,000	-	$0.17	$0.54	$0.94	$1.38
$32,000	$0.08	$0.43	$0.81	$1.22	$1.68
$33,000	$0.33	$0.69	$1.08	$1.51	$1.97
$34,098	$0.61	$0.97	$1.38	$1.82	$2.30
$35,000	$0.83	$1.21	$1.62	$2.07	$2.57
$36,000	$1.08	$1.47	$1.89	$2.36	$2.87
$37,000	$1.33	$1.73	$2.16	$2.64	$3.17

Congo NAV/Share Assuming Conversion of Preferred to Common

2002E NOI	Cap Rate (1) 12.00%	11.50%	11.00%	10.50%	10.00%
$31,000	$0.40	$0.71	$1.06	$1.43	$1.85
$32,000	$0.63	$0.96	$1.31	$1.70	$2.13
$33,000	$0.86	$1.20	$1.57	$1.97	$2.41
$34,098	$1.12	$1.47	$1.84	$2.26	$2.71
$35,000	$1.33	$1.69	$2.07	$2.50	$2.97
$36,000	$1.57	$1.93	$2.33	$2.77	$3.25
$37,000	$1.80	$2.17	$2.58	$3.03	$3.53

POTENTIAL ISSUES AFFECTING VALUATION

There are numerous potential issues which could significantly affect value.

Costs associated with prepayment and assumption of indebtedness

The range of assumption costs/prepayment penalties is between $1.5 and $15.7 million. In the event of an entity level deal this cost could be as low as $1.5 million or less. However, in the event of an asset only transaction, penalties could reach as high as $15.7 million

Valuation of preferred stock

The method of valuation used by each bidder will have a significant impact, as the preferred stock can be valued at between $3.25 million (assuming present conversion) and $19.5 million (assuming present liquidation). Bidders will most likely use a valuation that is in between the conversion and liquidation values

Joint Ventures

There will be costs associated with buying the remaining interests in the Joint Ventures

CVR's

The cost to the company of the CVR's outstanding has yet to be determined

Litigation

There may be costs associated with on-going and future Congo litigation

Capex

The amount of capital needed to renovate and re-lease properties could vary greatly

Tenants

Recent departures of key tenants could negatively affect certain properties

Other Assets

The Company still needs to complete the sales of Las Vegas, Carolina Bay and RMC

NOL's

NOL's are not necessarily valuable to a REIT because they don't pay corporate taxes

Under certain circumstances, it may be valuable to other bidders

Closing Costs

Costs associated with a transaction could be large, including fees to advisors and attorneys as well as transfer taxes, title and inspections

DEBT ASSUMPTION / PREPAYMENT ANALYSIS

The costs of debt assumption/prepayment range from $1.1 to $15.7 million and would be on the lower end of the range in an entity transaction and in an asset level transaction somewhere in the range, depending on the outcome of negotiations with lenders.

(Dollars in Thousands)

NAME	MATURITY	RATE	LOAN BAL. YE 2000	ASSUMABLE	ASSUMPTION COST	PREPAY AVAIL.	PREPAY Penalty	YIELD MAINT.	PREPAY: YM OR PP	PREPAY COST	OPTIMISTIC SCENARIO	OPTIMISTIC COST	CONTRACTUAL SCENARIO	CONTRACTUAL COST	ASSET SALE BEST CASE	ASSET SALE WORST CASE	ENTITY SALE BEST CASE
Rolling Creek (2)	5/1/17	10.13%	$1,464,168	Yes	-	No	-	-	-	-	Assumption	No Cost	Assumption	No Cost	-	-	-
Provincial Commons	7/1/15	9.13%	995,814	*	9,958	Yes	19,916	209,913	Yield Maint.	209,913	Assumption	9,958	Prepayment	209,913	9,958	209,913	-
Celebration at Six Forks (3)	12/1/02	8.48%	5,227,000	*	52,270	Yes	52,270	-	PP Penalty	52,270	Assumption	52,270	Prepayment	52,270	52,270	52,270	-
Dukes Plaza	1/1/07	8.30%	3,995,391	*	-	Yes	39,954	691,118	Yield Maint.	691,118	Assumption	No Cost	Prepayment	691,118	No Cost	691,118	-
Durham Festival	11/1/05	7.88%	6,356,426	*	63,564	Yes	63,564	978,144	Yield Maint.	978,144	Assumption	63,564	Prepayment	978,144	63,564	978,144	-
Keysville Square	7/1/15	9.13%	1,367,275	*	13,673	Yes	27,345	370,676	Yield Maint.	370,676	Assumption	13,673	Prepayment	370,676	13,673	370,676	-
Lake Pointe (4)	4/1/08	7.39%	10,733,383	*	53,687	Yes	214,708	1,674,414	Yield Maint.	1,674,414	Assumption	53,687	Assumption	53,687	53,687	53,687	53,687
Lenox Festival (15)	5/1/24	7.63%	3,185,000	*	31,850	Yes	-	643,510	Yield Maint.	643,510	Assumption	31,850	Prepayment	643,510	31,850	643,510	-
Market Square	11/1/15	8.37%	2,039,000	*	20,390	Yes	20,390	431,549	Yield Maint.	431,549	Assumption	20,390	Prepayment	431,549	20,390	431,549	-
Towne Centre (6)	1/1/11	7.58%	46,028,000	Yes	115,070	No	-			-	Assumption	115,070	Assumption	115,070	115,070	115,070	-
Towne Square	11/1/07	7.37%	14,618,000	*	73,090	Yes	-	2,318,789	Yield Maint.	2,318,789	Assumption	73,090	Prepayment	2,318,789	73,090	2,318,789	73,090
University Mall	11/1/07	7.37%	6,924,000	*	34,620	Yes	-	1,098,310	Yield Maint.	1,098,310	Assumption	34,620	Prepayment	1,098,310	34,620	1,098,310	34,620
University Shoppes (8)	3/1/17	8.38%	2,950,717	*	29,507	No	-	-	-	-	Assumption	29,507	Assumption	29,507	29,507	29,507	29,507
Waverly Place	3/1/07	8.55%	10,216,000	*	102,160	Yes	102,160	1,948,992	Yield Maint.	1,948,992	Assumption	102,160	Prepayment	1,948,992	102,160	1,948,992	-
Mobile Festival (9)	10/1/08	9.22%	19,159,446	*	191,594	Yes	191,594	5,164,808	Yield Maint.	5,164,808	Assumption	191,594	Prepayment	5,164,808	191,594	5,164,808	191,594
Square One Center (10)	12/1/03	8.37%	9,052,000	*	90,520	Yes	90,520	913,288	Yield Maint.	913,288	Assumption	90,520	Prepayment	913,288	90,520	913,288	90,520
Peak Plaza (13)	10 years	5.60%	4,074,000	Yes	40,740	Yes	-	-		-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	
University Plaza (13)	10 years	5.61%	1,882,000	Yes	18,820	Yes	18,820	-	PP Penalty	18,820	Prepayment	18,820	Prepayment	18,820	18,820	18,820	18,820
Park Place (12)	8/1/02	5.41%	6,565,000	No	-	Yes	-	-		-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	-
Merchants Festival (11)	8/1/01	5.76%	10,000,000	No	-	Yes	-	-		-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	-
Eastgate S/C (NC) (11)	4/1/01	6.79%	-	No	-	No	-	-		-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	-
Millpond Village	12/1/02	5.26%	12,170,000			Yes	-				Assumption	-	Prepayment	-	-	-	-
CDF	11/1/03	7.26%	58,000,000	Yes	580,000	Yes	580,000	5,225,000	Yield Maint.	5,225,000	Assumption	580,000	Assumption	580,000	580,000	580,000	580,000
Falls Pointe	10/1/03	5.14%	7,256,000								Assumption	-	Prepayment	-	-	-	-
South Cobb Festival Centre - Unencumbered			-	N/A	-	N/A	-	-	-	-	N/A	-	N/A	-	-	-	-
TOTAL:			$250,042,521		$1,521,514					21,800,401		1,480,774		15,678,451	1,480,774	15,678,451	1,071,839

1. Asterisk indicates loan has been assumed once previously - subject to lender approval on a case-by-case basis
2. Loan is closed to prepayment for 15 years until 2005
3. Prepayment penalty is not applicable after 6/6/02
4. Prepayment not available until April 1, 2002
5. Yield maintenance expense is capped at 6% of value of Treasury securities
6. Prepayment is closed for three years
7. Prepayment term expired
8. Loan is closed to prepayment until 2007
9. No prepayment penalty after 2008
10. No prepayment penalty after 2003
11. Lines of credit - are not assumable
12. Document does not provide for prepayment, but given short term Kimco's opinion is that a negotiated prepayment may be available.
13. Current loan prepayable without penalty if refinanced - lender is Wachovia although may refinance with other lenders

PREFERRED STOCK

There are issues regarding the preferred stock that need to be addressed.

- **Preferred valuation is $3.25 million (based on $1.50 common stock price) if converted today or $19.5 million if liquidated**

  Bidders are likely to value the preferred based on a risk comfort level regarding interpretation of legal documents

- **CSFB recommends that bidders not be allowed to negotiate with the preferred holders as no voting right exists**
- **Congo's position today is that preferred can be "rolled" in a merger and that the conversion ratio would be adjusted based on the ratio of common equity value of Congo shares to acquirer shares at the time of the transaction**

EXHIBIT B - KENYA VALUATION

VALUATION METHODOLOGY OVERVIEW

We have used three primary methodologies to assess the value range of Kenya.

ANALYSIS	DESCRIPTION OF METHODOLOGY
Selected Public Company Multiples	Imply a valuation of the Company based on current market multiples of selected publicly traded community center companies.
Selected M&A Transactions	Imply a valuation of the Company based on multiples of selected community center merger and acquisition transactions.
Net Asset Value	Imply a valuation of the Company based on taking an underwritten Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.

- **We then compared the valuation ranges obtained by applying the above methodologies to the $12.77 current stock price**
- **It appears that the valuation methodologies yield valuations generally at or slightly lower than the current stock price**

SUMMARY OF VALUATION RESULTS

- **Several valuation metrics were used to determine a valuation range for Kenya .**

Implied Price Per Share


$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Price Per Share
$14.94
$9.51
$15.50
$11.01
$10.58
$5.94
$15.45
$9.90
$14.98
$6.86
$9.63
$1.68
$14.60
$10.62
Share Price $12.77
2001E FFO/Share Multiple
2002P FFO/Share Multiple
2001 3Q EBITDA Multiple
LTM FFO/Share Multiple
Forward FFO/Share Multiple
2001 3Q EBITDA Multiple
NAV
Selected Public Company Multiples
Selected M&A Transaction Multiples

INTERPRETATION OF RESULTS

Kenya's stock price is healthy but within the range of acceptable levels based on most metrics.

- **Selected Public Company Multiples**

The valuation range using selected public company multiples is between $5.94 and $15.50

The EBITDA multiples show a lower valuation probably because Kenya has so many properties under redevelopment which are not generating optimal revenue. The public markets appear to be giving Kenya the benefit of the doubt that they can turn the Kranzco portfolio around

The value using FFO multiples are higher and within the range of the public stock price.

- **Selected M&A Transaction Multiples**

The valuation range using selected M&A transaction multiples is between $1.68 to $15.45 reflecting the broad range of multiples paid in recent transactions

- **NAV**

Kenya is trading within its NAV estimates using an NOI that has been adjusted for risk, upside and pending redevelopments

SELECTED PUBLIC COMPANIES

The table below summarizes the range of values for Kenya based upon reference ranges derived from current market trading multiples of selected publicly-traded community center REITs.

- The universe of publicly-traded shopping center companies is broad with 25 companies represented
- Of the companies examined, we viewed six as directly comparable: Acadia Realty, Equity One, IRT, JDN Realty, Mid Atlantic Realty and Ramco Gershenson
- We paid particular attention to the quality of assets, geographic concentration and market capitalization of each of the comparable companies

Total Portfolio Value/	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Equity Value Per Share(1)		
2001F FFO/share	$1.51	6.3x	–	9.9x	$9.51	–	$14.94
2002P FFO/share	$1.55	7.1x	–	10.0x	$11.01	–	$15.50
2001A EBITDA 3QA (2)	$66,656	9.8x	–	11.2x	$5.94	–	$10.58

(1) Assumes 20.1 million shares outstanding.
(2) Assumes $499.5 million of debt and $82.1 million of preferred stock.

SELECTED M&A TRANSACTION

The analysis below summarizes the range of values for Kenya based upon a reference range derived from transaction multiples of selected precedent mergers and acquisitions in the shopping center REIT industry.

- **In evaluating the transaction, we paid particular attention to the types of assets acquired**
- **We selected seven shopping center transactions that closed within the past two years**

Target	Enterprise Value/ LQA EBITDA	Enterprise Value/ LTM FFO	Forward FFO	1 Day Premium
Centrefund Realty (2001)	10.1x	NA	8.5x	NA
UIRT (2001)	11.0x	9.9x	9.6x	22.1%
Burnham Pacific (2001)	NA	8.4x	NA	NA
First Washington (2001)	11.5x	10.3x	9.5x	25.3%
Western Properties (2000)	11.2x	8.6x	8.1x	0.8%
Bradley (2000)	10.5x	9.1x	8.4x	18.9%
Kranzco (2000)	9.1x	6.6x	4.4x	28.2%

Implied Kenya Value

Total Enterprise Value/	Portfolio Operating Data	Selected M&A Transaction Reference Range			Implied Equity Value Per Share(1)		
LQA EBITDA (2)	$66,656	9.1x	–	11.5x	$1.68	–	$9.63
LTM FFO/share	$1.50	6.6x	–	10.3x	$9.90	–	$15.45
Forward FFO/share	$1.56	4.4x	–	9.6x	$6.86	–	$14.98

(1) Assumes 20.1 million shares outstanding.

(2) Assumes $499.5 million of debt and $82.1 million of preferred stock.

NAV VALUATION METHODOLOGY

CSFB has reviewed Kenya's properties and leasing issues to determine an underwritten NOI. We have based our preliminary NAV valuation using this NOI and a range of market-based cap rates.

► General

We have reviewed leasing issues and assumptions for each property in order to determine a stabilized NOI

We modified NOI and valuation based upon capital requirements, leasing risks and potential upside

► Rent at Risk

Rent at risk represents tenancy issues that a buyer may view as potentially negative

- Moderate risk represents a risk with a low probability of causing a loss in rent but may still affect the center in some negative way. We reduced this rent by between 0% and 30%
- High risk represents tenants that have recently left or will likely leave in the near future. We reduced the rent of these tenants by 25% to 75%

Examples of rent at risk include economic occupancy, subleases, recent departures, pending departures and other risks

► Potential Upside

Potential upside represents positive leasing events that Kenya may be given credit for. Typically, 50% of additional NOI generated

- Credit for pending and potential outparcel transactions
- A portion of additional rent from expansions by existing tenants
- New tenants taking currently vacant space (signed or pending signature)
- New tenants replacing tenants at risk to the extent additional rent above existing rent will be generated
- Pending redevelopments. We have used stabilized NOI where a clear plan is underway while taking into account the development risk and capex requirements

PRELIMINARY VALUATION MATRIX

The Kenya Community Center Portfolio can be broken into different subparts for valuation purposes using a range of underwritten NOIs.

(Dollars In Thousands)

STABILIZED PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$64,377	$677,651	$643,769	$613,113	$585,244
	62,898	662,089	628,985	599,033	571,804
	61,420	646,527	614,201	584,953	558,365

REDEVELOPMENT PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$19,665	$207,003	$196,653	$187,288	$178,775
	18,272	192,332	182,715	174,015	166,105
	16,878	177,661	168,788	160,741	153,435

STABILIZED AND REDEVELOPMENT PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$84,042	$884,654	$840,421	$800,401	$764,019
	81,170	854,421	811,700	773,048	737,909
	78,298	824,188	782,979	745,694	711,799

CAPEX AND ASSET AND PARCEL SALES

	Cap. Rate			
	9.5%	10.0%	10.5%	11.0%
Capex	($37,205)	($37,205)	($37,205)	($37,205)
Pending Sales	13,575	13,575	13,575	13,575
Non-Pending Sales	4,000	4,000	4,000	4,000

COMMUNITY CENTER PORTFOLIO NET OF CAPEX AND ASSETS AND PARCEL SALES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$84,042	$865,024	$820,791	$780,771	$744,389
	81,170	834,791	792,070	753,417	718,279
	78,298	804,558	763,349	726,064	692,169

KENYA NAV CALCULATION

	2002 ENOI	Book Value	Adj.	Estimated Market Value @ NOI Cap. Rate of: 10.50%	10.25%	10.00%	9.75%	9.50%
Assets								
Stabilized Community Centers	$62,898			$599,033	$613,644	$628,985	$645,113	$662,089
Redevelopments	18,272			174,015	178,259	182,715	187,400	192,332
Total Community Centers (1)	$81,170			$773,048	791,902	811,700	832,513	854,421
Redevelopment Capex		37,205		(37,205)	(37,205)	(37,205)	(37,205)	(37,205)
Total Community Centers less Redevelopment Capex				$735,842	754,697	774,495	795,308	817,216
Towne Square				$2,000	$2,000	$2,000	$2,000	$2,000
Parkway II				3,000	3,000	3,000	3,000	3,000
Pending Outparcel Sales				8,575	8,575	8,575	8,575	8,575
Non-Pending Outparcel Sales				4,000	4,000	4,000	4,000	4,000
Adjusted Real Estate Value				$753,417	772,272	792,070	812,883	834,791
Cash & Cash Equivalents		7,067	100%	7,067	7,067	7,067	7,067	7,067
Restricted Cash		1,706	100%	1,706	1,706	1,706	1,706	1,706
Other Assets		32,159	80%	25,727	25,727	25,727	25,727	25,727
Investment in JV		3,139	100%	3,139	3,139	3,139	3,139	3,139
Notes Receivable (market)		49,000	100%	49,000	49,000	49,000	49,000	49,000
Total Assets		$130,276		$840,057	$858,912	$878,709	$899,522	$921,430
Liabilities								
Community Center Debt (2)		$510,472	100%	$510,472	$510,472	$510,472	$510,472	$510,472
Accounts Payable and Other Liabilities (2)		12,845	100%	12,845	12,845	12,845	12,845	12,845
Distributions Payable (2)		8,390	100%	8,390	8,390	8,390	8,390	8,390
Total Liabilities		$531,707		$531,707	$531,707	$531,707	$531,707	$531,707
Transaction Costs of 1.5% of Total Assets				$12,601	$12,884	$13,181	$13,493	$13,821
Net Asset Value, After Transaction Costs				$295,749	$314,321	$333,821	$354,322	$375,902
Liquidation Value of Preferred (3)		82,067		82,067	82,067	82,067	82,067	82,067
Net Asset Value, After Payment of Liquidation Preference to Preferred				$213,682	$232,254	$251,755	$272,255	$293,835
Outstanding Shares & OP Units				20,122	20,122	20,122	20,122	20,122
NAV/Share After Payment of Liquidation Preference to Preferred				**$10.62**	**$11.54**	**$12.51**	**$13.53**	**$14.60**
Current Price @ 1/10/02				**$13.35**	**$13.35**	**$13.35**	**$13.35**	**$13.35**
Premium/(Discount) to NAV				**25.7%**	**15.7%**	**6.7%**	**(1.3%)**	**(8.6%)**

Notes:

1. Represents Kenya underwritten NOI after capex and adjustments for rent at risk, upside and redevelopments.
2. Balances as of 9/31/01.
3. Preferred Stock liquidation value is based on 11,155 shares @ $1000, 1,183,275 @ $25 and 1,653,200 @ $25.

CREDIT SUISSE FIRST BOSTON

KENYA NAV SENSITIVITY

Kenya NAV/Share

2002E NOI	Cap Rate 11.0%	10.5%	10.0%	9.5%	9.0%
$78,170	$7.56	$9.22	$11.04	$13.06	$15.29
$79,170	$8.01	$9.69	$11.53	$13.57	$15.84
$80,170	$8.45	$10.15	$12.02	$14.09	$16.38
$81,170	$8.90	$10.62	$12.51	$14.60	$16.93
$82,170	$9.34	$11.09	$13.00	$15.12	$17.47
$83,170	$9.79	$11.55	$13.49	$15.63	$18.01
$84,170	$10.23	$12.02	$13.98	$16.15	$18.56

EXHIBIT C - COMPARABLE COMPANIES AND TRANSACTIONS

COMMUNITY CENTER COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis: Community Centers

(Numbers in 000's, except per share data)

Ticker	Dividend Yield	Payout Ratio	Market Value of Equity	Liquidation Value of Pref.	Capitalization Total Debt Outstanding	Total Cap.	Adj. Enterprise Value	Debt/ Total Cap.	Debt+ Pref./ Total Cap.	Value per SF/ Unit	Implied Cap. Rate	Valuation Adjusted Enterprise Value/ EBITDA	2001E FFO Multpile	2002E FFO Multpile
JDN	8.88%	81.57%	401,135	50,000	531,764	982,899	781,790	54.1%	59.2%	71.1	10.3%	11.2x	9.2x	10.0x
EQY	8.12%	80.30%	387,354	-	365,664	753,018	734,675	48.6%	48.6%	87.2	9.8%	10.7x	9.9x	9.0x
IRT	8.51%	75.32%	345,600	-	319,384	664,984	641,370	48.0%	48.0%	66.3	10.1%	10.6x	8.8x	8.5x
RPT	10.28%	64.49%	164,021	49,000	339,289	552,310	528,005	61.4%	70.3%	47.1	11.4%	10.1x	6.3x	7.1x
MRR	8.00%	74.68%	268,015	-	232,203	500,218	482,490	46.4%	46.4%	98.2	10.6%	10.0x	9.3x	8.7x
AKR	7.33%	56.96%	223,189	2,212	251,897	477,298	443,541	52.8%	53.2%	44.1	11.3%	9.8x	7.8x	7.4x
KRT	9.75%	86.67%	268,958	82,067	499,490	850,515	802,651	58.7%	68.4%	69.2	9.4%	12.0x	8.9x	8.6x
Peer Group:														
Wtd. .	8.57%	74.00%						51.9%	54.5%	70.2	10.5%	10.5x	8.7x	8.7x
Media	8.32%	75.00%						50.7%	50.9%	68.7	10.5%	10.3x	9.0x	8.6x
Max	10.28%	81.57%						61.4%	70.3%	98.2	11.4%	11.2x	9.9x	10.0x
Min	7.33%	56.96%						46.4%	46.4%	44.1	9.8%	9.8x	6.3x	7.1x

Source: 3Q 10-Q Company filings, Realty Stock Review & FactSet.

(1) Adjusted Enterprise Value = Total Capitalization less (Land Held for Development + Construction in Progress + JV Interests + Mortgages Receivable + Cash).

(2) Implied Cap Rate = (EBITDA+G&A)/Adjusted Enterprise Value.

CREDIT FIRST SUISSE BOSTON

COMMUNITY CENTER UNIVERSE

Comparable Company Analysis: SHOPPING CENTER Sector

(Numbers in 000's, except per share data)

Ticker	Dividend Yield	Market Value of Equity	Liquidation Value of Pref.	Capitalization Total Debt Outstanding	Total Cap.	Adj. Enterprise Value	Debt/ Total Cap.	Debt+ Pref./ Total Cap.	Value per SF/ Unit	Implied Cap. Rate	Valuation Adjusted Enterprise Value/ EBITDA	2001E FFO Multpile	2002E FFO Multpile
KIM	6.60%	3,032,091	328,122	1,329,344	4,689,557	4,135,204	28.3%	35.3%	85.5	9.5%	11.3x	10.5x	9.7x
REG	7.19%	1,651,117	414,985	1,290,489	3,356,590	2,835,514	38.4%	50.8%	99.0	9.5%	11.3x	10.0x	9.5x
DDR	8.13%	1,025,550	510,861	1,386,137	2,922,548	2,423,377	47.4%	64.9%	61.7	10.6%	10.4x	7.6x	7.1x
WRI	6.56%	1,568,524	276,000	1,076,077	2,920,601	2,681,374	36.8%	46.3%	71.1	9.0%	11.5x	10.6x	9.8x
NXL	9.39%	1,557,149	270,175	1,065,185	2,892,509	2,674,787	36.8%	46.2%	70.5	9.2%	11.3x	9.5x	9.6x
FRT	8.13%	966,859	100,000	1,191,836	2,258,695	1,921,713	52.8%	57.2%	128.8	10.6%	10.1x	8.8x	8.9x
PNP	6.41%	956,201	-	640,261	1,596,462	1,531,973	40.1%	40.1%	113.2	9.3%	11.4x	10.5x	9.7x
JDN	8.88%	401,135	50,000	531,764	982,899	781,790	54.1%	59.2%	71.1	10.3%	11.2x	9.2x	10.0x
KRT	9.75%	268,958	82,067	499,490	850,515	802,651	58.7%	68.4%	69.2	9.4%	12.0x	8.9x	8.6x
BFS	7.22%	421,777	-	350,247	772,024	747,136	45.4%	45.4%	122.5	9.1%	11.7x	10.6x	9.9x
EQY	8.12%	387,354	-	365,664	753,018	734,675	48.6%	48.6%	87.2	9.8%	10.7x	9.9x	9.0x
IRT	8.51%	345,600	-	319,384	664,984	641,370	48.0%	48.0%	66.3	10.1%	10.6x	8.8x	8.5x
RPT	10.28%	164,021	49,000	339,289	552,310	528,005	61.4%	70.3%	47.1	11.4%	10.1x	6.3x	7.1x
CTA	3.75%	123,667	-	399,693	523,360	508,049	76.4%	76.4%	79.4	12.5%	8.6x	NA	NA
MRR	8.00%	268,015	-	232,203	500,218	482,490	46.4%	46.4%	98.2	10.6%	10.0x	9.3x	8.7x
AKR	7.33%	223,189	2,212	251,897	477,298	443,541	52.8%	53.2%	44.1	11.3%	9.8x	7.8x	7.4x
MAL	16.78%	30,590	-	198,727	229,317	218,736	86.7%	86.7%	39.3	11.2%	10.1x	9.3x	10.8x
ADC	11.91%	78,645	-	103,803	182,448	181,546	56.9%	56.9%	50.4	11.5%	9.5x	6.0x	5.8x
Peer Group:													
Wtd..	7.72%						42.7%	50.3%	84.3	9.8%	11.0x	9.5x	9.1x
Medi	8.12%						48.3%	52.0%	71.1	10.2%	10.6x	9.3x	9.0x
Max	16.78%						86.7%	86.7%	128.8	12.5%	12.0x	10.6x	10.8x
Min	3.75%						28.3%	35.3%	39.3	9.0%	8.6x	6.0x	5.8x

Source: Company filings, Realty Stock Review & FactSet.

(1) Adjusted Enterprise Value = Total Capitalization less (Land Held for Development + Construction in Progress + JV Interests + Mortgages Receivable + Cash).

(2) Implied Cap Rate = (EBITDA+G&A)/Adjusted Enterprise Value.

COMMUNITY CENTER COMPARABLE TRANSACTIONS

M&A TRANSACTION MULTIPLES

ANALYSIS OF COMMUNITY CENTER REIT TRANSACTIONS (2000 & 2001)

Annc. Date Eff. Date LTM Date	Target / Acquiror	Consideration	Equity Purchase Price	Total Transaction Value	Enterprise Value / LTM Revenues	Enterprise Value / LTM EBITDA	Enterprise Value / LQA Revenues	Enterprise Value / LQA EBITDA	Equity Purch. Price / LTM FFO	Equity Purch. Price / Forward FFO	Equity Purch. Price / Book Value	Premiums Paid 1-Day	Premiums Paid 1-Week	Premiums Paid 1-Month
05/18/01 09/24/01 03/31/01	Centrefund Realty / Equity One	Stock	$118,650	$267,650.0	6.7x	10.1x	6.8x	10.1x	NA	8.5x	1.2x	NA	NA	NA
05/31/01 09/24/01 06/30/01	United Investors Realty Trust / Equity One	Cash/Stock	$65,670	$144,888.8	5.8x	10.2x	5.9x	11.0x	9.9x	9.6x	1.0x	22.1%	27.8%	31.5%
01/17/01 04/03/01 12/31/00	Burnham Pacific / Weingarten Realty Investors	Cash	$145,500	$277,500.0	7.5x	9.8x	NA	NA	8.4x	NA	NA	NA	NA	NA
09/28/00 02/28/01 09/30/00	First Washington Realty Trust / US Retail Partners	Cash	$466,142	$766,049.0	8.0x	11.5x	8.0x	11.5x	10.3x	9.5x	1.8x	25.3%	24.6%	22.0%
08/22/00 11/14/00 09/30/00	Western Properties Trust / Pan Pacific Retail Properties	Stock	$237,656	$433,723.3	7.1x	10.8x	7.3x	11.2x	8.6x	8.1x	1.1x	0.8%	6.6%	3.9%
05/15/00 09/18/00 06/30/00	Bradley Real Estate / Heritage Group	Cash	$669,114	$1,121,113.8	7.0x	10.7x	6.9x	10.5x	9.1x	8.4x	1.3x	18.9%	18.9%	27.5%
12/13/99 06/16/00 03/31/00	Kranzco / CV REIT	Stock	$190,744	$536,078.0	6.8x	9.5x	6.4x	9.1x	6.6x	4.4x	0.6x	28.2%	29.3%	18.7%
Mean					7.0x	10.4x	6.9x	10.6x	8.8x	8.1x	1.2x	19.1%	21.4%	20.7%
Median					7.0x	10.2x	6.8x	10.7x	8.8x	8.5x	1.2x	22.1%	24.6%	22.0%
High					8.0x	11.5x	8.0x	11.5x	10.3x	9.6x	1.8x	28.2%	29.3%	31.5%
Low					5.8x	9.5x	5.9x	9.1x	6.6x	4.4x	0.6x	0.8%	6.6%	3.9%

EXHIBIT D - MERGER MODEL BASE CASE

PROJECT CONGO

MERGER ANALYSIS and $30 MILLION INVESTMENT

SOURCES AND USES OF FUNDS AT CLOSING - ASSUMED TO BE DEC. 31, 2001

Uses		Sources	
Purchase Price - Common	$67,642	Cash	12,200
Transaction Expenses (1)	12,200	Assumed Congo Debt	
Assume Debt	$250,943	Mortgage Debt - Fixed Rate	144,166
		Mortgage Debt - Floating Rate	27,170
		CDC	58,000
		JV Debt	21,607
		New Debt	0
		Common	$67,642
Total Uses	$330,785	Total Sources	$330,785

PROFORMA CAPITALIZATION

Trading Information	Kenya	Congo	Proforma	Proforma C&S
Share Price	$12.77	$1.73	$12.77	$12.77
2002 FFO / Share	$1.48	$0.28		1.58
FFO Multiple	8.6x	6.2x		8.1x
Annual Dividend	$1.30	$0.00	$1.30	$1.30
Dividend Yield	10.2%	0.0%	10.2%	10.2%
Shares Outstanding	20,122	35,313	25,419	27,768
Capitalization				
Equity Capitalization	$256,958	$61,091	$324,600	$354,600
Liq. Of Preferred	$82,067	0	82,067	82,067
Total Debt	$510,472	$250,943	761,415	761,415
Total Capitalization	$849,497	$312,034	$1,168,082	$1,198,082
Total GLA	*10,629*	*4,980*	*15,609*	*15,609*
Total Cap. / sq. ft.	*$79.9*	*$62.7*	*$74.8*	*$76.8*
Debt / Total Cap	60.1%	80.4%	65.2%	63.6%
Net Debt / Total Cap	59.6%	72.0%	63.6%	59.5%
(Debt + Pref) / Total Cap	69.8%	80.4%	72.2%	70.4%

SOURCES & USES - C&S EQUITY

Uses	
Cash	$30,000
Paydown Millpond debt	0
Paydown debt	0
Total Uses	$30,000
Sources	
Common Issuance to C&S	$30,000
Total Sources	$30,000

PURCHASE PRICE CALCULATION

Tender Price (1)	$1.92
Ratio	0.150
Premium	*10.7%*
Target Shares	35,313
Equity Purchase Price	$67,642
% Cash	0.0%
Cash	$0
% Stock	100.0%
Stock	$67,642

SHARES ISSUED FOR MERGER

New Equity Required	$67,642
Current Kenya Share Price	$12.77
New Shares Issued	5,297
Current Kenya Share	20,122
PF Shares Outstanding	25,419

SHARES ISSUED TO C&S

New Investment	$30,000
Current Kenya Share Price	$12.77
New Shares Issued	2,349
PF Shares Outstanding	25,419
PF Adj. Shares Outstanding	27,768,206

SUMMARY PROJECTED FINANCIAL INFORMATION

Projected Fiscal Years Ending

OPERATING SUMMARY	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
NOI	$107,022	$110,755	$121,229	$127,161	$129,487	$131,005	$132,003	$132,872	$134,060	$136,237	$138,329
Growth		*3.5%*	*9.5%*	*4.9%*	*1.8%*	*1.2%*	*0.8%*	*0.7%*	*0.9%*	*1.6%*	*1.5%*
EBITDA		$100,179	$110,925	$116,352	$118,400	$119,870	$120,783	$121,578	$122,665	$124,657	$126,571
Interest Expense		$54,491	$52,900	$54,415	$54,182	$52,977	$51,468	$49,735	$47,929	$46,082	$44,008
FFO		$43,920	$55,170	$58,723	$60,791	$63,054	$65,099	$67,200	$69,609	$72,901	$76,268
Growth			*25.6%*	*6.4%*	*3.5%*	*3.7%*	*3.2%*	*3.2%*	*3.6%*	*4.7%*	*4.6%*
Cash from Operations		$51,671	$57,012	$60,870	$63,267	$65,870	$68,297	$70,826	$73,716	$77,546	$81,534
TI & LC		9,864	10,787	8,946	9,054	9,145	9,240	8,000	8,000	8,000	8,000
Total Capex		24,432	40,788	14,127	13,379	12,875	12,991	12,000	12,000	12,000	12,000
Cash available for debt repayment		27,239	16,224	46,743	49,888	52,996	55,306	58,826	61,716	65,546	69,534
Mandatory Debt repayment		54,476	365,064	56,166	20,658	23,167	46,934	100,476	2,715	10,490	21,007
Dividends		36,099	35,099	36,099	36,099	36,099	36,099	36,099	36,099	36,641	40,246
Increase in Free Cash before New Debt		(63,336)	(384,939)	(45,522)	(6,868)	(6,270)	(27,726)	(77,749)	22,902	18,414	8,281
Combined FFO/Share		$1.58	$1.99	$2.11	$2.19	$2.27	$2.34	$2.42	$2.51	$2.63	$2.75
Growth			*25.6%*	*6.4%*	*3.5%*	*3.7%*	*3.2%*	*3.2%*	*3.6%*	*4.7%*	*4.6%*
Original FFO/Share (2)		$1.48	$1.73	$1.91	$1.99	$2.04	$2.06	$2.06	$2.10	$2.17	$2.26
Accretion		*6.9%*	*15.0%*	*10.4%*	*9.9%*	*11.1%*	*14.1%*	*17.4%*	*19.5%*	*21.1%*	*21.5%*
Dividend/Share		$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.32	$1.45
BALANCE SHEET SUMMARY & CREDIT STATISTICS											
Cash	$60,954	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981
Mortgage Debt	369,807	325,131	274,304	219,543	200,373	178,780	133,514	92,360	90,283	80,454	60,121
Securitizations	303,898	303,127	62,610	61,731	60,791	59,785	58,709	0	0	0	0
Credit Facilities	87,710	78,680	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	15,363	400,301	445,823	452,691	458,962	486,687	564,436	541,534	523,119	514,838
Total Debt	761,415	722,301	742,176	731,532	717,742	700,846	681,638	658,910	633,293	604,389	575,101
Total Debt + Preferred	843,482	804,368	824,243	813,599	799,809	782,912	763,705	740,977	715,360	686,456	657,168
Common Equity (Based on 8.6x FFO multi		377,716	474,461	505,017	522,806	542,261	559,853	577,918	598,639	626,950	655,907
Total Market Capitalization		1,182,084	1,298,704	1,318,616	1,322,616	1,325,174	1,323,558	1,318,895	1,313,999	1,313,406	1,313,075
Equity Per Share		$13.60	$17.09	$18.19	$18.83	$19.53	$20.16	$20.81	$21.56	$22.58	$23.62
EBITDA/Interest Expense		1.8x	2.1x	2.1x	2.2x	2.3x	2.3x	2.4x	2.6x	2.7x	2.9x
EBITDA - Capex/Interest Expense		1.4x	1.3x	1.9x	1.9x	2.0x	2.1x	2.2x	2.3x	2.4x	2.6x
Total Debt / EBITDA		7.2x	6.7x	6.3x	6.1x	5.8x	5.6x	5.4x	5.2x	4.8x	4.5x
Total Debt + Preferred/EBITDA		8.0x	7.4x	7.0x	6.8x	6.5x	6.3x	6.1x	5.8x	5.5x	5.2x
Leverage based on 8.6x FFO Multiple		61.1%	57.1%	55.5%	54.3%	52.9%	51.5%	50.0%	48.2%	46.0%	43.8%
(Debt+Preferred)/Market Cap		68.0%	63.5%	61.7%	60.5%	59.1%	57.7%	56.2%	54.4%	52.3%	50.0%
FFO Payout Ratio		82.2%	65.4%	61.5%	59.4%	57.3%	55.5%	53.7%	51.9%	50.3%	52.8%
Total Unenc. NOI for Total New Debt (3)		7,731	73,502	86,172	90,228	93,736	101,582	117,197	118,547	122,823	128,612
Total Unenc. NOI/Total New Debt		50.3%	18.4%	19.3%	19.9%	20.4%	20.9%	20.8%	21.9%	23.5%	25.0%
NOI / Sq. Ft.		$7.1	$7.8	$8.1	$8.3	$8.4	$8.5	$8.5	$8.6	$8.7	$8.9
Capex / Sq. Ft.		$1.6	$2.6	$0.9	$0.9	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8
Total Market Cap / Sq. Ft.		$75.7	$83.2	$84.5	$84.7	$84.9	$84.8	$84.5	$84.2	$84.1	$84.1

(1) Assumption from Kenya bid letter
(2) Excludes Gain on Land Sales
(3) Total Unencumbered NOI represents accumulated NOI that becomes unencumbered for New Debt

OPERATING AND WORKING CAPITAL ASSUMPTIONS

		Projected Fiscal Years Ending									
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Kenya Original NOI (1)	$73,442	$76,532	$82,087	$86,253	$87,973	$89,137	$89,388	$89,533	$90,353	$91,895	$93,986
Growth		*4.2%*	*7.3%*	*5.1%*	*2.0%*	*1.3%*	*0.3%*	*0.2%*	*0.9%*	*1.7%*	*2.3%*
Kenya Original Stand-Alone G&A	$7,250	$7,555	$8,103	$8,515	$8,684	$8,799	$8,824	$8,838	$8,919	$9,072	$9,278
Other Income/(Expense)	$5,000	$4,782	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Interest Expense [2002 ProForma Constant]	$36,700	$36,481	$36,253	$35,994	$35,701	$35,368	$34,992	$34,565	$34,081	$33,534	$32,913
Preferred Dividends [Constant]	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508
Kenya Original FFO (2)	$26,985	$29,709	$34,776	$38,531	$40,081	$41,130	$41,357	$41,486	$42,226	$43,615	$45,501
Original Shares Outstanding	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122
Kenya Original FFO / Share (2)	$1.34	$1.48	$1.73	$1.91	$1.99	$2.04	$2.06	$2.06	$2.10	$2.17	$2.26
	======	======	======	======	======	======	======	======	======	======	======
Congo Original NOI (3)	$33,579	$34,223	$39,142	$40,908	$41,514	$41,868	$42,615	$43,340	$43,707	$44,342	$44,342
Growth		*1.9%*	*14.4%*	*4.5%*	*1.5%*	*0.9%*	*1.8%*	*1.7%*	*0.8%*	*1.5%*	*0.0%*
Congo Stand-Alone G&A	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500
Other Income/(Expense)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Interest Expense [2002 ProForma Constant]	$17,791	$17,791	$17,791	$17,791	$17,791	$17,791	$17,791	$17,791	$17,791	$17,791	$17,791
Congo Original FFO	$9,288	$9,931	$14,851	$16,616	$17,222	$17,577	$18,324	$19,048	$19,415	$20,051	$20,051
Original Shares Outstanding	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313
Congo Original FFO / Share	$0.26	$0.28	$0.42	$0.47	$0.49	$0.50	$0.52	$0.54	$0.55	$0.57	$0.57
	======	======	======	======	======	======	======	======	======	======	======
Combined NOI	$107,022	$110,755	$121,229	$127,161	$129,487	$131,005	$132,003	$132,872	$134,060	$136,237	$138,329
Growth		*3.5%*	*9.5%*	*4.9%*	*1.8%*	*1.2%*	*0.8%*	*0.7%*	*0.9%*	*1.6%*	*1.5%*
G&A (Combined Company)		$10,576	$10,304	$10,809	$11,006	$11,135	$11,220	$11,294	$11,395	$11,580	$11,758
% of NOI		9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Other Income		$4,782	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Total Depreciation		$24,454	$26,445	$29,186	$30,672	$32,138	$33,594	$35,064	$36,367	$36,260	$36,022
TI & LC Capex		$9,864	$10,787	$8,946	$9,054	$9,145	$9,240	$8,000	$8,000	$8,000	$8,000
Expansion/Repair Capex		$14,568	$30,001	$5,181	$4,325	$3,730	$3,751	$4,000	$4,000	$4,000	$4,000
Working Capital Assumptions:											
Accounts Receivable (% of NOI)		6%	6%	6%	6%	6%	6%	6%	6%	6%	6%
Other Assets (% of NOI)		25%	25%	25%	25%	25%	25%	25%	25%	25%	25%
Accounts Payable (% of NOI)		30%	30%	30%	30%	30%	30%	30%	30%	30%	30%

(1) Kenya NOI is from Argus.
(2) Kenya FFO does not include gain on sale of land.
(3) Congo NOI for 2002 is new budget, for 2003-2010 is March 2001 projections. Includes 100% interest in Congo's JV properties.

BALANCE SHEET ADJUSTMENTS AT CLOSING

Assets	Kenya 12/31/2001	Adjustments: Congo 12/31/2001	Adjustments: Adjustments	Kenya Pro Forma	Proforma C&S Equity
Current:					
Excess Cash (1)	$3,773	$26,400	($12,200)	$17,973	$47,973
Cash for Working Capital	5,000	7,981		12,981	12,981
Accounts Receivable	0	6,922		6,922	6,922
Notes Receivable	35,952	479		36,431	36,431
Prepaid Expenses	0	7,035		7,035	7,035
Total Current Assets	44,725	48,817	(12,200)	81,342	111,342
Gross Real Estate	675,052	303,088		978,140	978,140
Less: Accumulated Depreciation	0	31,223		31,223	31,223
Net Real Estate	675,052	271,865		946,917	946,917
Other Noncurrent Assets:					
Inv in Uncons. Subs	3,139	0		3,139	3,139
Other Assets	32,159	0		32,159	32,159
Goodwill	0	0	12,200	12,200	12,200
Capitalized Financing Costs	0	0	0	0	0
Total Assets	$755,075	$320,682	$0	$1,075,757	$1,105,757

DETERMINATION OF GOODWILL

Excess Purch. Price over Net Assets:		*Allocation of Excess:*	
Purchase Price	$67,642		
Transaction Expenses	12,200	Cap. Trans. Expenses	0
		Deferred Taxes	0.0
		PP & E Write-up	0.0
Total Purchase Price	79,842	Goodwill	12,200
Common Equity	31,368	Total Allocation	$12,200
Preferred Stock	18,679		
Excess Purch. Price Over Net Assets	$29,795		

(1) Congo Excess Cash includes the disposition of Nashville, Las Vegas, Carolina Bay and Outparcels

Liabilities and Equity	Kenya 12/31/2001	Adjustments: Congo 12/31/2001	Adjustments: Adjustments	Kenya Pro Forma	Proform C&S Equity
Current:					
Accounts Payable	$12,845	$19,575		$32,420	$32,420
Accrued Liabilities	0	0		0	0
Taxes Payable	0	0		0	0
Other Current Liabilities	0	117		117	117
Total Current Liabilities	12,845	19,692	0	32,537	32,537
Debt:					
Mortgage Debt - Fixed Rate	176,744	144,166		320,910	320,910
Mortgage Debt - Floating Rate	21,727	27,170		48,897	48,897
REMIC	181,700	0		181,700	181,700
Salomon Mortgage	64,198	0		64,198	64,198
GMAC Credit Facility (A)	22,050	0		22,050	22,050
GMAC Credit Facility (B)	13,286	0		13,286	13,286
GMAC Credit Facility (C)	30,767	0		30,767	30,767
Revolvers	0	0		0	0
New Debt	0	0		0	0
CDC	0	58,000		58,000	58,000
JV Debt	0	21,607		21,607	21,607
Total Debt	510,472	250,943	0	761,415	761,415
Other Liabilities	0	0		0	0
Minority Interest	0	0		0	0
Deferred Income Taxes	0	0		0	0
Total Liabilities	523,317	270,635	0	793,952	793,952
Preferred Series A (Book)	0	18,679		18,679	18,679
Preferred Series A-1	11,155	0		11,155	11,155
Preferred Series B-1	29,582	0		29,582	29,582
Preferred Series D	41,330	0		41,330	41,330
Common Equity	149,691	31,368	0	181,059	211,059
Total Equity	231,758	50,047	0	281,805	311,805
Total Liabilities and Equity	755,075	320,682	0	1,075,757	1,105,757

INCOME STATEMENTS

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Projected Fiscal Years Ending									
Total NOI	$107,022	$110,755	$121,229	$127,161	$129,487	$131,005	$132,003	$132,872	$134,060	$136,237	$138,329
G&A		$10,576	$10,304	$10,809	$11,006	$11,135	$11,220	$11,294	$11,395	$11,580	$11,758
EBITDA		$100,179	$110,925	$116,352	$118,480	$119,870	$120,783	$121,578	$122,665	$124,657	$126,571
Depreciation		$24,454	$26,445	$29,186	$30,672	$32,138	$33,594	$35,064	$36,367	$36,260	$36,022
Goodwill Amortization		0	0	0	0	0	0	0	0	0	0
EBIT		$75,725	$84,479	$87,166	$87,809	$87,732	$87,189	$86,514	$86,298	$88,397	$90,549
Interest on Kenya Debt:											
Mortgage Debt - Fixed Rate		$13,055	$12,413	$10,228	$7,214	$6,262	$4,592	$3,660	$2,821	$2,781	$2,375
Mortgage Debt - Floating Rate		1,487	1,333	520	250	237	223	209	191	184	0
REMIC		14,463	14,463	0	0	0	0	0	0	0	0
Salomon Mortgage		4,494	4,440	4,383	4,321	4,255	4,185	4,110	0	0	0
GMAC Credit Facility (A)		1,007	1,006	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)		634	631	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)		1,559	1,557	0	0	0	0	0	0	0	0
Revolvers		0	0	0	0	0	0	0	0	0	0
New Debt		0	1,114	29,022	32,322	32,820	33,275	35,285	40,922	39,261	37,926
Total Kenya Interest Expense		$36,700	$36,956	$44,152	$44,108	$43,575	$42,275	$43,263	$43,934	$42,225	$40,301
Interest on Congo Debt:											
Mortgage Debt - Fixed Rate		$11,571	$10,974	$10,070	$9,902	$9,251	$9,064	$6,366	$3,913	$3,799	$3,675
Mortgage Debt - Floating Rate		1,026	0	0	0	0	0	0	0	0	0
CDC		4,176	4,176	0	0	0	0	0	0	0	0
JV Debt		1,019	694	193	172	151	129	106	82	57	32
New Debt		0	0	0	0	0	0	0	0	0	0
Total Congo Interest Expense		$17,791	$15,844	$10,263	$10,074	$9,402	$9,192	$6,472	$3,995	$3,856	$3,706
Interest Income on Short-term Investments		$5,741	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Amortization of Cap Fin Costs (7 Years)		0	0	0	0	0	0	0	0	0	0
Pretax Income		$26,975	$36,233	$37,045	$37,628	$38,424	$39,013	$39,644	$40,751	$44,149	$47,754
Income Taxes		0	0	0	0	0	0	0	0	0	0
Preferred Dividends		$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508
Income Available to Common		$19,467	$28,725	$29,537	$30,120	$30,916	$31,505	$32,136	$33,243	$36,641	$40,246
FFO		$43,920	$55,170	$58,723	$60,791	$63,054	$65,099	$67,200	$69,609	$72,901	$76,268
Shares Outstanding		27,768	27,768	27,768	27,768	27,768	27,768	27,768	27,768	27,768	27,768
FFO / Share		$1.58	$1.99	$2.11	$2.19	$2.27	$2.34	$2.42	$2.51	$2.63	$2.75

BALANCE SHEETS

	Pro Forma 12/31/2001	Projected As of 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
ASSETS											
Current:											
Excess Cash (1)	$47,973	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cash for Working Capital	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981
Accounts Receivable	6,922	6,645	7,274	7,630	7,769	7,860	7,920	7,972	8,044	8,174	8,300
Notes Receivable	36,431	34,234	32,287	30,081	27,582	24,750	21,542	17,907	13,708	9,122	3,835
Prepaid Expenses	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035
Total Current Assets	111,342	60,895	59,576	57,726	55,367	52,626	49,478	45,895	41,848	37,312	32,151
Gross Real Estate	978,140	1,002,572	1,043,360	1,057,487	1,070,866	1,083,741	1,096,732	1,108,732	1,120,732	1,132,732	1,144,732
Less: Accumulated Depreciation	31,223	55,677	82,122	111,308	141,980	174,118	207,712	242,775	279,142	315,402	351,425
Net Real Estate	946,917	946,896	961,238	946,179	928,887	909,623	889,020	865,957	841,590	817,330	793,307
Other Noncurrent Assets	0	0	0	0	0	0	0	0	0	0	0
Inv in Uncons. Subs.	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139
Other Assets	32,159	27,689	30,307	31,790	32,372	32,751	33,001	33,218	33,515	34,059	34,582
Goodwill	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200
Capitalized Financing Costs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Assets	$1,105,757	$1,050,818	$1,066,461	$1,051,034	$1,031,964	$1,010,340	$986,838	$960,409	$932,292	$904,040	$875,380
LIABILITIES											
Current:											
Accounts Payable	$32,420	$33,226	$36,369	$38,148	$38,846	$39,302	$39,601	$39,862	$40,218	$40,871	$41,499
Accrued Liabilities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Taxes Payable	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other Current Liabilities	$117	$117	$117	$117	$117	$117	$117	$117	$117	$117	$117
Total Current Liabilities	$32,537	$33,343	$36,486	$38,265	$38,963	$39,419	$39,718	$39,979	$40,335	$40,988	$41,616
Debt:											
Kenya											
Mortgage Debt - Fixed Rate	176,744	168,403	138,592	91,296	80,511	61,428	50,701	38,515	37,983	32,833	14,159
Mortgage Debt - Floating Rate	21,727	19,677	9,526	4,140	3,949	3,745	3,527	3,265	3,141	0	0
REMIC	181,700	181,697	0	0	0	0	0	0	0	0	0
Salomon Mortgage	64,198	63,431	62,610	61,731	60,791	59,785	58,709	0	0	0	0
GMAC Credit Facility (A)	22,050	22,016	0	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)	13,286	13,222	0	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)	30,767	30,715	0	0	0	0	0	0	0	0	0
Revolvers	0	0	0	0	0	0	0	0	0	0	0
New Debt	0	15,363	400,301	445,823	452,691	458,962	486,087	564,436	541,534	523,119	514,838
Congo											
Mortgage Debt - Fixed Rate	144,166	137,052	126,185	124,107	115,913	113,607	79,285	50,580	49,158	47,622	45,962
Mortgage Debt - Floating Rate	27,170	0	0	0	0	0	0	0	0	0	0
CDC	58,000	58,000	0	0	0	0	0	0	0	0	0
JV Debt	21,607	12,726	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	0	0	0	0	0	0	0	0	0
Total Debt	$761,415	$722,301	$742,176	$731,532	$717,742	$700,846	$681,638	$658,910	$633,293	$604,389	$575,101
Other Liabilities	0	0	0	0	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Total Liabilities	$793,952	$755,644	$778,661	$769,797	$756,706	$740,264	$721,356	$698,889	$673,628	$645,377	$616,716
Preferred Series A (Book)	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679
Preferred Series A-1	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155
Preferred Series B-1	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582
Preferred Series D	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330
Common Equity	$211,059	$194,428	$187,054	$180,491	$174,513	$169,329	$164,736	$160,774	$157,918	$157,918	$157,918
Total Equity	$311,805	$295,174	$287,800	$281,237	$275,259	$270,075	$265,482	$261,520	$258,663	$258,663	$258,663
Total Liabilities and Equity	$1,105,757	$1,050,818	$1,066,461	$1,051,034	$1,031,964	$1,010,340	$986,838	$960,409	$932,292	$904,040	$875,380
		0	0	0	0	0	0	0	0	0	0
		0	0	0	0	0	0	0	0	0	0

CASH FLOW STATEMENTS

	Projected Fiscal Years Ending									
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Funds From (Used by) Operating Activities:										
Net Income Available to Common	19,467	28,725	29,537	30,120	30,916	31,505	32,136	33,243	36,641	40,246
Depreciation	24,454	26,445	29,186	30,672	32,138	33,594	35,064	36,367	36,260	36,022
Amortization of:										
Goodwill	0	0	0	0	0	0	0	0	0	0
Capitalized Financing Costs	0	0	0	0	0	0	0	0	0	0
Subtotal	43,920	55,170	58,723	60,791	63,054	65,099	67,200	69,609	72,901	76,268
Change in Accounts Receivable	277	(628)	(356)	(140)	(91)	(69)	(52)	(71)	(131)	(126)
Change in Notes Receivable	2,197	1,943	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Change in Prepaid Expenses	0	0	0	0	0	0	0	0	0	0
Change in Other Assets	4,470	(2,619)	(1,483)	(582)	(380)	(250)	(217)	(297)	(544)	(523)
Change in Accounts Payable	806	3,142	1,779	698	456	299	261	356	653	628
Change in Accrued Liabilities	0	0	0	0	0	0	0	0	0	0
Change in Taxes Payable	0	0	0	0	0	0	0	0	0	0
Change in Other Current Liabilities	0	0	0	0	0	0	0	0	0	0
Change in Working Capital	7,751	1,842	2,147	2,476	2,816	3,198	3,626	4,107	4,644	5,266
Cash Flow From Operations	51,671	57,012	60,870	63,267	65,870	68,297	70,826	73,716	77,546	81,534
Funds Used by Investing Activities:										
Capital Expenditures	24,432	40,788	14,127	13,379	12,875	12,991	12,000	12,000	12,000	12,000
Cash Available for Debt Repayment	27,239	16,224	46,743	49,888	52,996	55,306	58,826	61,716	65,546	69,534
Funds Used by (From) Financing Activities:										
Mandatory Debt/Preferred Stock Repayments:										
Kenya										
Mortgage Debt - Fixed Rate	8,341	29,811	47,296	10,784	19,083	10,727	12,186	532	5,151	18,674
Mortgage Debt - Floating Rate	2,050	10,151	5,386	191	204	218	262	124	3,141	0
REMIC	3	181,097	0	0	0	0	0	0	0	0
Salomon Mortgage	767	821	879	940	1,006	1,076	58,709	0	0	0
GMAC Credit Facility (A)	34	22,016	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)	64	13,222	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)	52	30,715	0	0	0	0	0	0	0	0
Revolvers	0	0	0	0	0	0	0	0	0	0
Preferred Series A-1	0	0	0	0	0	0	0	0	0	0
Preferred Series B-1	0	0	0	0	0	0	0	0	0	0
Preferred Series D	0	0	0	0	0	0	0	0	0	0
Congo										
Mortgage Debt - Fixed Rate	7,114	10,856	2,078	8,195	2,306	34,322	28,705	1,422	1,536	1,660
Mortgage Debt - Floating Rate	27,170	0	0	0	0	0	0	0	0	0
CDC	0	58,000	0	0	0	0	0	0	0	0
JV Debt	8,881	7,765	527	547	568	591	613	637	662	673
New Debt	0	0	0	0	0	0	0	0	0	0
Total Mandatory Debt Repayments	54,476	365,064	56,166	20,658	23,167	46,934	100,476	2,715	10,490	21,007
Optional Debt Repayment										
Existing Debt	0	0	0	0	0	0	0	0	0	0
Increase in Free Cash Before Dividends & New Debt	(27,237)	(348,840)	(9,423)	29,230	29,829	8,373	(41,650)	59,001	55,055	48,527
Dividends (Greater of current or 100% of Income)	36,099	36,099	36,099	36,099	36,099	36,099	36,099	36,099	36,641	40,246
Increase in Free Cash Before New Debt	(63,336)	(384,939)	(45,522)	(6,868)	(6,270)	(27,726)	(77,749)	22,902	18,414	8,281
New Debt Drawdowns	15,363	384,939	45,522	6,868	6,270	27,726	77,749	0	0	0
New Debt Repayments	0	0	0	0	0	0	0	22,902	18,414	8,281
Increase in Free Cash	(47,973)	0	0	0	0	0	0	0	0	0

KENYA DEBT

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Individual Mortgages														
Fixed Rate														
Campus Village	12/1/2002	8.00%	$2,385	$281	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cary Plaza	2/1/2009	7.88%	1,109	196	1,000	882	756	619	471	312	140	0	0	0
Chesterbrook	3/1/2004	8.50%	3,768	398	3,691	3,607	0	0	0	0	0	0	0	0
Chesterbrook 2	3/1/2004	6.09%	3,722	307	3,641	3,556	0	0	0	0	0	0	0	0
Collaterized Mortgage Obligation	3/1/2007	8.84%	22,615	5,172	19,442	15,988	12,229	8,138	3,685	0	0	0	0	0
Collegeville	1/15/2006	7.72%	4,604	420	4,539	4,470	4,395	4,314	0	0	0	0	0	0
Coral Hills	12/19/2010	7.90%	5,299	464	5,253	5,204	5,150	5,093	5,031	4,964	4,892	4,814	0	0
County Line Plaza	8/1/2003	6.90%	4,894	435	4,796	0	0	0	0	0	0	0	0	0
Gilbertsville	9/15/2005	7.72%	2,519	253	2,460	2,397	2,329	0	0	0	0	0	0	0
Marlton Phase I	7/1/2008	6.85%	11,650	798	11,650	11,650	11,650	11,650	11,650	11,650	0	0	0	0
Marumsco-Jefferson Plaza	7/1/2004	9.38%	14,792	1,707	14,472	14,121	0	0	0	0	0	0	0	0
New Holland	9/15/2005	7.72%	900	90	879	857	833	0	0	0	0	0	0	0
North Penn	4/1/2005	10.28%	2,925	342	2,883	2,837	2,787	0	0	0	0	0	0	0
Northpark Center	1/1/2003	7.75%	4,451	427	4,369	0	0	0	0	0	0	0	0	0
Park Centre	4/1/2003	7.50%	4,091	432	3,966	0	0	0	0	0	0	0	0	0
Plymouth Plaza	3/1/2004	4.07%	2,229	182	2,138	2,042	0	0	0	0	0	0	0	0
Rio Grande	5/1/2003	7.20%	7,585	636	7,495	0	0	0	0	0	0	0	0	0
Newton Village	5/15/2004	3.53%	21,635	1,871	20,527	19,380	0	0	0	0	0	0	0	0
Village at Mableton	8/1/2006	9.22%	10,239	1,051	10,132	10,016	9,889	9,750	0	0	0	0	0	0
Village West (Chesterbrook)	8/1/2003	6.90%	3,200	221	3,200	0	0	0	0	0	0	0	0	0
Lakewood Funded in August	8/1/2011	7.45%	20,989	1,753	20,799	20,595	20,376	20,141	19,888	19,616	19,324	19,011	18,674	0
Village West II		6.95%	14,159	984	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159
Whitemarsh	4/1/2007	8.68%	6,984	600	6,910	6,830	6,743	6,648	6,545	0	0	0	0	0
			$176,744	$19,102	$168,403	$138,592	$91,296	$80,511	$61,428	$50,701	$38,515	$37,983	$32,833	$14,159
Floating Rate														
Danville	9/1/2008	7.63%	$686	$127	$612	$532	$445	$353	$253	$145	$0	$0	$0	$0
East Main Center	1/1/2003	7.75%	2,334	329	2,186	0	0	0	0	0	0	0	0	0
Holcomb Bridge	12/1/2003	8.15%	6,189	637	6,057	0	0	0	0	0	0	0	0	0
Mt. Carmel	5/1/2004	8.00%	751	95	717	679	0	0	0	0	0	0	0	0
Musicland	8/1/2003	5.46%	0	0	0	0	0	0	0	0	0	0	0	0
Stein Mart - Park Centre	5/1/2002	7.50%	1,474	432	0	0	0	0	0	0	0	0	0	0
Stratford Square	11/30/2010	5.85%	3,959	315	3,876	3,788	3,695	3,596	3,492	3,382	3,265	3,141	0	0
Valley Forge Mall	1/1/2004	4.50%	4,560	221	4,544	4,527	0	0	0	0	0	0	0	0
Woodbourne	10/1/2003	8.00%	1,774	229	1,686	0	0	0	0	0	0	0	0	0
			$21,727	$2,384	$19,677	$9,526	$4,140	$3,949	$3,745	$3,527	$3,265	$3,141	$0	$0
Securitizations														
REMIC														
69th Street			$2,479											
A&P			1,061											
Culpeper			5,859											
Barn			9,164											
Bensalem			4,281											
Best			5,747											
Bethlehem			16,249											
Bristol (1/2)			6,497											
Bristol (1/2)			6,497											
Collegetown			5,487											
Cross County			20,283											
Fox Run			14,069											
Groton			12,174											
High Ridge			7,242											
Hillcrest, NJ			5,384											
MacArthur			2,308											
Manchester			2,522											
Milford			1,470											
North Ridge			2,597											
Orange			786											
Park Hills			9,602											
Park Plaza			3,832											
Pilgrim Gardens			4,058											
Port Washington			446											
Street			4,127											
Suburban			10,453											
Village			1,850											
Whitehall			15,176											
	6/1/2003	7.96%	$181,700	$14,467	$181,697	$0	$0	$0	$0	$0	$0	$0	$0	$0

KENYA DEBT (Continued)

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Salomon Mortgage														
Douglasville			$14,775											
Meeting Square			2,368											
Pickaway			6,101											
Snellville			12,052											
Statler			6,195											
Summerville			2,245											
Tifton			8,477											
Vidalia			4,204											
Village Oaks			7,780											
	10/1/2008	7.10%	$64,198	$5,261	$63,431	$62,610	$61,731	$60,791	$59,785	$58,709	$0	$0	$0	$0
<u>Credit Facilities (1)</u>														
GMAC Credit Facility (A)														
Cherry Square			$5,100											
Lakewood			0											
Marlton Phase II			9,300											
Century Plaza			7,650											
	8/1/2003	4.57%	$22,050	$1,041	$22,016	$0	$0	$0	$0	$0	$0	$0	$0	$0
GMAC Credit Facility (B)														
Bainbridge			$5,140											
Harrodsburg			2,973											
Wampanoag			5,174											
	8/1/2003	4.77%	$13,286	$697	$13,222	$0	$0	$0	$0	$0	$0	$0	$0	$0
GMAC Credit Facility (C)														
Barn Theatre			$4,995											
Bradford Mall			2,935											
Lilac, NY (Circuit City)			5,197											
Franklin Center			5,821											
Magnolia Plaza			3,635											
Tower Plaza			2,325											
Marlton I CapEx			3,900											
Valley Fair			1,958											
	8/1/2003	5.07%	$30,767	$1,611	$30,715	$0	$0	$0	$0	$0	$0	$0	$0	$0
Credit Lines														
Chalfont & County Line (2)	6/30/2002	5.38%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Livonia (2)	8/1/2003	5.38%	0	0	0	0	0	0	0	0	0	0	0	0
GMAC Availability (1) (2)														
			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Stock														
Series A-1		6.25%	$11,155	$697	$11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155
Series B-1		9.75%	$29,582	2,884	$29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582
Series D		9.50%	$41,330	3,926	$41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330
			$82,067	$7,508	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067
Unencumbered														
Parkway I														
Parkway II														
Towne Square														
Dickson City														
Century Village														
Scott Street														

(1) GMAC Credit Facility is $155 million with $18.5 million still available.
(2) Credit Line availability is $3.5 mm for Chalfont, $3.2 mm for Livonia and $18.5 mm for GMAC.

KENYA DEBT SCHEDULES

			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Year :	1	2	3	4	5	6	7	8	9	10
Mortgage Debt - Fixed Rate												
Beginning Balance			$176,744.0	$168,402.7	$138,592.0	$91,295.7	$80,511.3	$61,428.3	$50,701.1	$38,515.1	$37,983.2	$32,832.6
Interest Expense		Avg Interest:	13,055.4	12,412.8	10,227.8	7,214.4	6,262.0	4,592.1	3,660.2	2,821.2	2,780.6	2,375.2
Mandatory Repayment			8,341.3	29,810.7	47,296.3	10,784.4	19,083.0	10,727.2	12,186.0	531.9	5,150.6	18,673.6
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$168,402.7	$138,592.0	$91,295.7	$80,511.3	$61,428.3	$50,701.1	$38,515.1	$37,983.2	$32,832.6	$14,159.0
		check	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mortgage Debt - Floating Rate												
Beginning Balance			$21,727.0	$19,677.0	$9,526.2	$4,140.3	$3,949.1	$3,745.0	$3,527.2	$3,264.9	$3,141.2	$0.0
Interest Expense		Avg Interest:	1,486.8	1,333.0	520.1	250.0	237.1	223.4	208.8	190.9	183.6	0.0
Mandatory Repayment			2,050.0	10,150.8	5,385.9	191.2	204.1	217.8	262.3	123.7	3,141.2	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$19,677.0	$9,526.2	$4,140.3	$3,949.1	$3,745.0	$3,527.2	$3,264.9	$3,141.2	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	(0.0)
REMIC												
Beginning Balance			$181,700.0	$181,696.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense		Avg Interest:	14,463.3	14,463.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			3.5	181,696.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$181,696.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Salomon Mortgage												
Beginning Balance			$64,198.1	$63,430.7	$62,609.7	$61,731.1	$60,791.1	$59,785.2	$58,709.0	$0.0	$0.0	$0.0
Interest Expense		Avg Interest:	4,493.9	4,440.2	4,382.7	4,321.2	4,255.4	4,185.0	4,109.6	0.0	0.0	0.0
Mandatory Repayment			767.3	821.1	878.5	940.0	1,005.8	1,076.2	58,709.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$63,430.7	$62,609.7	$61,731.1	$60,791.1	$59,785.2	$58,709.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (A)												
Beginning Balance			$22,050.0	$22,016.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense		Avg Interest:	1,007.4	1,005.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			33.6	22,016.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$22,016.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (B)												
Beginning Balance			$13,286.2	$13,222.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest:	633.7	630.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			63.7	13,222.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$13,222.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (C)												
Beginning Balance			$30,767.0	$30,715.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest:	1,559.3	1,556.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			51.9	30,715.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$30,715.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

KENYA DEBT SCHEDULES (Continued)

				2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
			Year:	1	2	3	4	5	6	7	8	9	10
Revolvers													
Beginning Balance				$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest:		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
New Debt													
Beginning Balance				0	15,363	400,301	445,823	452,691	458,962	486,687	564,436	541,534	523,119
Interest Expense	Cash Pay	Interest Rate 7.25%		0	1,114	29,022	32,322	32,820	33,275	35,285	40,922	39,261	37,926
Addition				15,363	384,939	45,522	6,868	6,270	27,726	77,749	0	0	0
Repayment				0	0	0	0	0	0	0	22,902	18,414	8,281
Ending Balance				15,363	400,301	445,823	452,691	458,962	486,687	564,436	541,534	523,119	514,838
TOTAL ACQUIRER DEBT													
Beginning Balance				$510,472	$514,523	$611,029	$602,990	$597,943	$583,920	$599,625	$606,216	$582,658	$555,952
Interest Expense				$36,700	$36,956	$44,152	$44,108	$43,575	$42,275	$43,263	$43,934	$42,225	$40,301
Mandatory Repayment				$26,674	$673,372	$99,083	$18,784	$26,563	$39,747	$148,906	$656	$8,292	$18,674
Optional Repayment				$0	$0	$0	$0	$0	$0	$0	$22,902	$18,414	$8,281
Ending Balance				$514,523	$611,029	$602,990	$597,943	$583,920	$599,625	$606,216	$582,658	$555,952	$528,997
Preferred Series A-1													
Beginning Balance				$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0
Dividends	Cash Pay	Avg Interest:		697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Preferred Series B-1													
Beginning Balance				$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9
Dividends	Cash Pay	Avg Interest:		2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Preferred Series D													
Beginning Balance				$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0
Dividends	Cash Pay	Avg Interest:		3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
SHORT-TERM INVESTMENTS - Notes Receivable													
Beginning Balance				$35,952	$34,233.6	$32,286.7	$30,081.8	$27,581.6	$24,749.9	$21,541.7	$17,906.7	$13,788.3	$9,122.1
Receipts				6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500
Interest Income		Interest Rate 13.3%		4,782	4,553	4,294	4,001	3,668	3,292	2,865	2,382	1,834	1,213
Repayment				1,718	1,947	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Ending Balance				34,234	32,287	30,081	27,582	24,750	21,542	17,907	13,788	9,122	3,835
CASH & SHORT-TERM INVESTMENTS													
Beginning Cash Balance				$47,973	$0	$0	$0	$0	$0	$0	$0	$0	$0
Interest Income		Interest Rate 2.0%		959	0	0	0	0	0	0	0	0	0
Addition/Subtraction				(47,973)	0	0	0	0	0	0	0	0	0
Ending Cash Balance				0	0	0	0	0	0	0	0	0	0

CONGO DEBT

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Individual Mortgages														
Fixed Rate														
Bolling Creek	May-17	10.13%	$1,404	$176	$1,370	$1,333	$1,292	$1,247	$1,197	$1,142	$1,082	$1,015	$942	$861
Brookneal Commons	Jul-15	9.13%	996	129	958	917	872	823	770	712	648	579	503	421
Celebration at Six Forks	Dec-02	8.48%	5,227	639	0	0	0	0	0	0	0	0	0	0
Dukes Plaza	Jan-07	8.70%	3,905	413	3,833	3,753	3,667	3,574	3,472	0	0	0	0	0
Durham Festival	Nov-05	7.88%	6,356	592	6,266	6,168	6,062	0	0	0	0	0	0	0
Keysville Square	Jul-15	9.13%	1,367	176	1,316	1,299	1,198	1,131	1,057	977	890	795	691	578
Lake Point Center	Apr-08	7.39%	10,737	928	10,603	10,459	10,305	10,139	9,960	9,769	0	0	0	0
Lenoir Festival I	May-14	7.63%	3,185	332	3,096	3,001	2,898	2,787	2,668	2,540	2,402	2,254	2,094	1,922
Market Square	Nov-15	8.37%	2,039	258	1,952	1,857	1,755	1,643	1,523	1,392	1,251	1,098	932	752
Mobile Festival	Oct-08	9.22%	19,159	1,970	18,956	18,734	18,491	18,226	17,937	17,621	0	0	0	0
Square One Center	Dec-03	8.37%	9,052	866	8,944	0	0	0	0	0	0	0	0	0
Towne Centre	Jan-11	7.58%	46,028	3,924	45,593	45,125	44,622	44,081	43,498	42,872	42,197	41,472	40,692	39,853
Towne Square	Nov-07	7.37%	14,618	1,259	14,436	14,241	14,031	13,806	13,565	0	0	0	0	0
University Mall	Nov-07	7.37%	6,924	596	6,838	6,745	6,646	6,539	6,425	0	0	0	0	0
University Shoppes	Jul-17	8.38%	2,951	341	2,857	2,756	2,647	2,528	2,399	2,260	2,109	1,945	1,767	1,575
Waverly Place	Mar-07	8.55%	10,216	1,056	10,034	9,836	9,621	9,388	9,135	0	0	0	0	0
			$144,166	$13,653	$137,052	$126,185	$124,107	$115,913	$113,607	$79,285	$50,580	$49,158	$47,622	$45,962
Floating Rate														
Merchants Festival Centre	2/28/2002	4.25%	$10,000	$425	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Eastgate S/C	2/1/2002	4.75%	0	0	0	0	0	0	0	0	0	0	0	0
Millpond Village	12/1/2002	3.50%	17,170	601	0	0	0	0	0	0	0	0	0	0
			$27,170	$1,026	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Securitizations														
CDC														
Braves Village			$2,650											
Crossroads at Mandarin			3,250											
Eastgate Plaza			6,750											
Food Lion Plaza			700											
Gateway Plaza			5,500											
Grove Park S/C			3,550											
Hollywood Festival			4,900											
Lake Washington Crossing			6,000											
Lenoir Festival II			2,250											
Oakland Park Festival Centre			4,400											
Patriots Plaza			5,500											
Robertson Corners			2,500											
Stanton Square			4,400											
Tower Shopping Center			5,650											
	11/1/2003	7.20%	$58,000	$4,176	$58,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
Joint Venture Debt														
Falls Pointe	1/1/2003	6.63%	7,258	481	7,258	0	0	0	0	0	0	0	0	0
Park Place	8/1/2002	3.65%	8,393	1140	0	0	0	0	0	0	0	0	0	0
Peak Plaza	3/1/2019	3.90%	4,074	501	3,732	3,376	3,007	2,623	2,225	1,810	1,380	933	468	0
University Plaza	6/1/2018	3.85%	1,882	218	1,736	1,584	1,427	1,264	1,094	918	735	544	347	142
			$21,607	$2,341	$12,726	$4,961	$4,434	$3,887	$3,318	$2,728	$2,114	$1,477	$815	$142
Unencumbered														
South Cobb														
	Total		$250,943											

CONGO DEBT SCHEDULES

			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Year :	1	2	3	4	5	6	7	8	9	10
Mortgage Debt - Fixed Rate												
Beginning Balance			$144,165.5	$137,051.7	$126,185.4	$124,107.3	$115,912.7	$113,607.0	$79,285.2	$50,580.0	$49,158.2	$47,621.9
Interest Expense	Avg Interest:		11,570.5	10,974.3	10,170.0	9,901.7	9,250.9	9,063.6	6,365.9	3,913.4	3,798.7	3,674.8
Mandatory Repayment			7,113.8	10,866.2	2,078.2	8,194.6	2,305.7	34,321.8	28,705.3	1,421.7	1,536.4	1,660.3
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$137,051.7	$126,185.4	$124,107.3	$115,912.7	$113,607.0	$79,285.2	$50,580.0	$49,158.2	$47,621.9	$45,961.6
		check	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mortgage Debt - Floating Rate												
Beginning Balance			$27,170.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:		1,026.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			27,170.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
CDC												
Beginning Balance			$58,000.0	$58,000.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:		4,176.0	4,176.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			0.0	58,000.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$58,000.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
JV Debt												
Beginning Balance			$21,607.0	$12,725.9	$4,960.9	$4,434.1	$3,886.9	$3,318.5	$2,727.9	$2,114.4	$1,477.1	$815.0
Interest Expense	Avg Interest:		1,018.9	693.6	192.7	172.2	151.0	128.9	105.9	82.1	57.3	31.6
Mandatory Repayment			8,881.1	7,765.0	526.7	547.2	568.5	590.6	613.5	637.3	662.1	673.1
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$12,725.9	$4,960.9	$4,434.1	$3,886.9	$3,318.5	$2,727.9	$2,114.4	$1,477.1	$815.0	$141.9
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
New Debt												
Beginning Balance			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:											
Mandatory Repayment												
Optional Repayment												
Ending Balance												
TOTAL TARGET DEBT												
Beginning Balance			$250,943	$28,553	$11,473	$16,516	$9,511	$40,368	$33,548	$5,013	$3,828	$2,617
Interest Expense			$17,791	$15,844	$10,263	$10,074	$9,402	$9,192	$6,472	$3,995	$3,856	$3,706
Mandatory Repayment			$43,165	$76,631	$2,605	$8,742	$2,874	$34,912	$29,319	$2,059	$2,198	$2,333
Optional Repayment			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Ending Balance			$12,726	$4,961	$4,434	$3,887	$3,318	$2,728	$2,114	$1,477	$815	$142
CASH BALANCE												
Beginning Cash Balance												
Interest Income												
Addition/Subtraction												
Ending Cash Balance												

BOOK DEPRECIATION SCHEDULE

SUMMARY OF CAPITAL EXPENDITURES:

	For the Fiscal Year Ending 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
TI & LC Capex	9,864	10,787	8,946	9,054	9,145	9,240	8,000	8,000	8,000	8,000
Expansion Capex	14,568	30,081	5,181	4,325	3,730	3,751	4,000	4,000	4,000	4,000

7 Year Asset - TI & LC

Year	Allocation	For the Fiscal Year Ending 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
1	14.29%	0.0	1,409.1	1,409.1	1,409.1	1,409.1	1,409.1	1,409.1	1,409.1	0.0	0.0
2	14.29%		0.0	1,541.0	1,541.0	1,541.0	1,541.0	1,541.0	1,541.0	1,541.0	0.0
3	14.29%			0.0	1,278.0	1,278.0	1,278.0	1,278.0	1,278.0	1,278.0	1,278.0
4	14.29%				0.0	1,293.4	1,293.4	1,293.4	1,293.4	1,293.4	1,293.4
5	14.29%					0.0	1,306.4	1,306.4	1,306.4	1,306.4	1,306.4
6	14.29%						0.0	1,320.0	1,320.0	1,320.0	1,320.0
7	14.29%							0.0	1,142.9	1,142.9	1,142.9
8	0.00%								0.0	1,142.9	1,142.9
9	0.00%									0.0	1,142.9
10	0.00%										0.0
Total		$0.0	$1,409.1	$2,950.1	$4,228.1	$5,521.6	$6,828.0	$8,148.0	$9,290.9	$9,024.6	$8,626.4

25 Year Asset - Expansion

Year	Allocation	For the Fiscal Year Ending 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
1	4.00%	0.0	582.7	582.7	582.7	582.7	582.7	582.7	582.7	582.7	582.7
2	4.00%		0.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0
3	4.00%			0.0	207.2	207.2	207.2	207.2	207.2	207.2	207.2
4	4.00%				0.0	173.0	173.0	173.0	173.0	173.0	173.0
5	4.00%					0.0	149.2	149.2	149.2	149.2	149.2
6	4.00%						0.0	150.0	150.0	150.0	150.0
7	4.00%							0.0	160.0	160.0	160.0
8	4.00%								0.0	160.0	160.0
9	4.00%									0.0	160.0
10	4.00%										0.0
Total		$0.0	$582.7	$1,782.8	$1,990.0	$2,163.0	$2,312.2	$2,462.2	$2,622.2	$2,782.2	$2,942.2

SUMMARY OF DEPRECIATION:

	For the Fiscal Year Ending December 31, 2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
TI & LC Capex Depreciation	0.0	1,409.1	2,950.1	4,228.1	5,521.6	6,828.0	8,148.0	9,290.9	9,024.6	8,626.4
Exp. Capex Depreciation	0.0	582.7	1,782.8	1,990.0	2,163.0	2,312.2	2,462.2	2,622.2	2,782.2	2,942.2
Total New CAPEX Depr.	$0	$1,992	$4,733	$6,218	$7,685	$9,140	$10,610	$11,913	$11,807	$11,569
Years 40.0 Runoff Depreciation	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454
Total Depreciation	$24,454	$26,445	$29,186	$30,672	$32,138	$33,594	$35,064	$36,367	$36,260	$36,022

KENYA NOI - BASE CASE

Property	Square Feet		End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Fixed Rate												
Campus Village	26,000	347,003	380,448	497,658	521,117	543,351	593,309	614,452	613,843	638,465	658,191	703,491
Cary Plaza	61,000	327,983	331,246	352,030	351,295	342,092	330,044	305,512	292,828	288,029	283,894	289,997
Chesterbrook	122,000	1,364,387	1,465,413	1,478,005	1,452,185	1,364,809	1,339,517	1,253,965	1,127,269	943,742	625,375	472,114
Chesterbrook 2												
Collaterized Mortgage Obligation												
Collegeville	111,000	797,289	757,162	814,571	806,512	796,925	817,633	834,499	1,134,472	1,388,486	1,419,513	1,457,565
Coral Hills	83,000	815,637	767,970	869,072	926,388	962,798	1,026,907	1,023,594	1,018,693	1,034,247	1,066,439	1,112,828
County Line Plaza	175,000	897,769	903,156	943,582	952,882	962,913	970,629	983,394	1,043,398	1,082,836	1,173,768	1,193,469
Gilbertsville	86,000	520,987	516,039	521,398	535,808	541,939	569,137	588,015	586,507	591,430	582,233	594,143
Marlton Phase I	147,000	1,157,425	2,378,707	2,533,805	2,564,949	2,547,652	2,598,113	2,666,719	2,721,926	2,720,743	2,683,544	2,693,080
Marumsco-Jefferson Plaza	323,000	1,505,201	1,625,386	1,510,320	1,984,561	2,248,886	2,335,204	2,281,699	2,302,065	2,077,054	2,350,846	2,493,495
New Holland	66,000	240,320	275,667	294,251	329,492	344,421	361,960	365,572	374,288	366,654	388,021	400,341
North Penn	58,000	580,715	642,489	669,207	684,962	691,570	696,483	700,162	702,648	706,843	714,150	703,461
Northpark Center	195,000	1,342,787	1,332,881	1,417,732	1,437,644	1,451,372	1,493,476	1,491,410	1,514,925	1,516,665	1,518,443	1,592,098
Park Centre	227,000	710,567	863,292	921,941	923,670	917,451	922,049	905,417	921,094	920,622	1,135,059	1,135,517
Plymouth Plaza	30,000	538,092	526,765	553,338	590,650	645,820	672,261	691,637	709,959	717,542	752,526	765,278
Rio Grande	139,000	1,214,081	1,272,875	1,299,288	1,314,015	1,310,960	1,327,332	1,306,021	1,333,835	1,365,307	1,352,274	1,363,892
Newton Village	177,000	3,264,816	3,329,081	3,351,906	3,462,290	3,557,616	3,630,458	3,702,178	3,774,699	3,859,315	3,953,714	4,028,701
Village at Mableton	239,000	1,465,140	1,472,099	1,665,449	1,694,696	1,732,105	1,773,469	1,799,136	1,797,694	1,754,701	1,374,801	1,432,228
Village West (Chesterbrook)	133,611	1,832,000	1,858,205	1,884,483	1,968,027	2,024,759	2,018,630	2,035,578	2,080,370	2,147,630	2,211,725	2,237,634
Lakewood Funded in August	202,000	2,593,245	2,667,990	2,676,335	2,702,033	2,772,821	2,844,614	2,873,584	2,971,917	3,047,495	3,090,075	3,141,270
Village West II												
Whitemarsh	68,000	1,079,273	1,074,057	1,195,535	1,209,257	1,232,792	1,257,505	1,336,319	1,376,627	1,393,597	1,443,931	1,447,451
Floating Rate												
Danville	24,000	198,759	236,782	248,928	268,565	272,374	275,174	282,563	296,894	298,662	304,529	302,184
East Main Center	191,000	826,120	809,815	794,293	780,748	813,291	821,068	825,718	814,270	808,420	844,341	859,943
Holcomb Bridge	105,000	693,203	774,251	899,047	485,186	512,854	521,766	522,330	501,385	395,409	433,755	445,535
Mt. Carmel	15,000	216,413	217,707	172,224	241,425	238,718	257,568	263,892	229,273	266,036	263,150	284,375
Musicland	80,000	462,833	463,131	478,903	478,881	478,859	478,836	478,812	478,789	478,765	478,740	478,715
Stein Mart - Tenant in Park Centre		260,000	260,880	261,894	262,812	263,447	264,036	264,637	265,249	265,874	274,011	285,163
Stratford Square	160,000	1,133,607	1,253,164	1,331,056	1,300,097	1,299,828	1,345,680	1,355,250	1,334,209	1,371,524	1,342,204	1,398,914
Valley Forge Mall	174,000	237,448	522,522	457,427	458,753	402,296	385,901	351,896	354,951	355,250	381,502	341,089
Woodbourne	30,000	467,877	447,156	476,848	477,295	518,492	546,860	558,002	570,807	545,197	586,816	628,897
REMIC												
69th Street	43,000	492,135	478,597	492,828	522,737	525,796	549,754	659,632	660,181	660,145	660,108	666,831
A&P	25,000	167,051	173,700	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000
Culpeper	133,000	737,485	704,276	898,498	952,354	993,070	1,035,951	1,005,240	1,038,498	1,064,985	1,071,498	1,116,848
Barn	213,000	1,542,873	1,627,205	1,778,837	1,836,393	1,847,557	1,821,241	1,743,002	2,063,352	2,141,224	2,139,617	2,108,623
Bensalem	73,000	754,132	785,305	780,345	777,019	798,037	792,668	780,769	745,357	731,060	802,199	875,775
Valley Fair												
Bethlehem	387,000	2,919,120	2,997,784	3,054,846	3,085,926	3,179,687	3,211,470	3,207,932	3,149,575	3,101,433	3,229,153	3,314,718
Bristol (1/2)	276,000	1,611,075	1,282,256	1,294,281	1,295,008	1,228,211	1,128,094	1,178,909	1,140,885	1,080,941	961,357	879,768
Bristol (1/2)												
Collegetown	250,000	1,282,989	1,284,268	1,464,090	1,502,558	1,551,418	1,590,022	1,603,656	1,582,680	1,597,088	1,596,789	1,656,528
Cross County	264,000	3,245,083	3,170,254	3,201,539	3,338,316	3,505,531	3,538,190	3,494,125	3,765,020	3,746,977	3,919,739	3,967,969
Fox Run	293,000	2,464,333	2,507,744	2,804,697	3,116,650	3,123,761	3,154,081	3,233,345	3,010,093	2,757,944	2,763,420	2,820,955
Groton	195,000	1,892,053	2,275,621	2,259,478	2,276,311	2,285,977	2,270,151	2,273,718	2,270,998	2,291,518	2,299,339	2,278,783
High Ridge	89,000	1,119,177	1,340,956	1,362,234	1,410,342	1,429,362	1,456,506	1,502,416	1,520,458	1,610,205	1,621,179	1,668,310
Hillcrest, NJ	221,000	724,268	865,361	1,620,469	1,913,898	2,005,605	2,024,263	2,029,434	1,929,894	2,030,844	2,092,695	2,080,939
MacArthur	51,000	133,587	87,236	377,568	435,903	481,986	488,055	488,113	474,739	493,974	549,067	556,075
Manchester	183,000	481,520	530,426	535,086	548,322	548,859	554,580	555,922	559,467	567,609	566,731	572,546
Milford	25,000	301,975	285,527	286,491	300,762	328,341	329,388	330,465	331,575	344,713	369,879	378,010
North Ridge	42,000	783,513	849,626	933,865	998,522	1,017,850	1,062,122	1,096,187	1,068,598	1,169,316	1,178,899	1,180,730
Orange	27,000	(29,080)	62,668	64,482	67,284	71,569	54,084	37,521	35,949	34,344	32,707	27,070
Park Hills	280,000	1,865,077	1,943,624	1,974,610	1,988,274	2,031,946	2,102,359	2,157,722	2,202,604	2,224,523	2,266,023	2,307,388
Park Plaza	46,000	458,533	446,960	488,141	530,175	550,480	592,013	597,496	610,591	626,314	647,797	688,047
Pilgrim Gardens	83,000	833,259	911,641	910,480	979,844	1,024,499	1,065,549	1,080,537	1,047,388	1,067,192	1,114,220	1,124,532
Port Washington	20,000	80,297	83,460	84,799	85,649	85,283	84,909	84,528	85,832	86,643	86,239	85,826
Street	68,000	751,196	688,725	741,499	754,450	776,342	814,799	813,420	824,166	837,981	854,222	898,433
Suburban	245,000	1,601,281	711,663	684,920	1,910,937	2,092,843	2,126,918	2,182,135	2,167,024	2,244,148	2,459,677	2,483,427
Village Square	17,000	326,172	329,680	346,190	363,643	367,419	371,743	374,149	381,094	410,130	416,201	411,871
Whitehall	298,000	2,431,443	2,608,762	3,068,394	2,732,348	2,710,180	2,702,583	2,691,283	2,681,895	2,665,828	2,573,324	2,725,430

KENYA NOI - BASE CASE (Continued)

Property			End of Period									
			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Salomon Mortgage												
Douglasville	268,000	1,055,469	1,237,178	1,133,274	1,447,524	1,595,441	1,598,711	1,595,165	1,519,002	1,432,036	1,502,528	2,235,873
Meeting Square	93,000	406,649	327,362	313,189	247,991	323,851	324,975	323,091	325,380	321,281	490,718	543,608
Pickaway	127,000	617,135	685,691	641,773	639,452	652,949	656,763	657,007	650,594	637,470	657,631	665,165
Snellville	221,000	1,268,833	1,363,002	1,360,781	1,433,664	1,490,058	1,550,077	1,545,300	1,461,044	1,535,002	1,562,475	1,619,426
Statler	167,000	803,797	770,738	836,491	862,710	865,995	864,522	865,393	864,984	896,805	897,884	898,952
Summerville	68,000	275,355	297,728	314,878	323,525	332,259	338,680	338,742	340,564	352,058	353,636	355,678
Tifton	187,000	1,138,089	1,129,039	1,147,311	1,158,256	1,158,848	1,173,671	1,198,276	1,194,354	1,195,598	1,215,671	1,235,210
Vidalia	94,000	467,768	377,015	376,632	376,244	375,846	375,441	375,029	374,605	374,177	373,737	373,293
Village Oaks	172,000	951,592	1,023,540	996,639	1,009,425	1,011,507	1,013,268	1,025,649	1,033,283	1,046,763	1,049,622	1,045,913
GMAC Credit Facility (A)												
Cherry Square	75,000	672,444	750,705	753,335	751,432	766,522	769,711	773,384	776,610	773,028	775,687	770,134
Lakewood												
Marlton Phase II	154,000	929,859	1,163,860	1,252,579	1,259,741	1,291,417	1,311,785	1,341,824	1,344,594	1,353,364	1,390,948	1,411,707
Century Plaza	85,000	1,190,836	1,210,491	1,339,111	1,332,392	1,250,764	1,188,942	1,128,478	1,090,496	1,061,972	1,014,058	992,044
GMAC Credit Facility (B)												
Bainbridge	144,000	746,769	750,234	758,203	759,305	788,902	804,226	812,001	812,887	812,699	823,184	857,305
Harrisburg	60,000	439,094	460,570	462,580	467,948	465,333	471,151	482,304	493,310	498,911	495,123	492,124
Wampanoag	242,000	809,559	1,037,051	1,532,210	1,696,613	1,722,004	1,682,206	1,430,235	1,425,940	1,552,041	1,587,177	1,601,299
GMAC Credit Facility (C)												
Barn Theatre												
Bradford Mall	288,000	469,863	523,217	601,769	590,462	533,281	526,254	503,594	407,740	351,905	232,504	208,099
Lilac, NY (Circuit City)		1,000,000	1,016,339	1,065,294	1,075,740	1,082,474	1,089,338	1,096,340	1,145,834	1,156,971	1,164,399	1,171,980
Franklin Center	175,000	771,340	754,499	957,624	1,021,765	1,023,483	1,034,502	1,042,928	1,001,971	1,056,824	1,061,878	1,061,141
Magnolia Plaza	105,000	522,849	664,634	705,331	702,428	686,807	676,763	619,667	608,220	560,843	490,790	436,878
Tower Plaza	88,000	423,416	405,649	469,323	537,781	542,960	563,133	579,778	574,695	572,419	573,246	556,454
Marlton I CapEx												
Valley Fair	115,000	978,211	1,188,246	1,357,905	1,400,514	1,418,440	1,481,349	1,498,507	1,592,594	1,635,387	1,650,194	1,814,541
Credit Lines												
Chalfont & County Line	46,000	372,008	391,923	415,616	425,433	448,916	468,358	466,451	484,592	510,069	512,519	510,048
Musicaland												
GMAC Availability												
Preferred Stock												
Series A-1												
Series B-1												
Series D												
Unencumbered												
Parkway I	73,000	399,119	(140,729)	(41,923)	371,395	336,511	357,209	405,556	157,683	233,970	439,839	415,421
Parkway II	91,000	(133,661)	(96,144)	(99,176)	(102,262)	(124,997)	(170,785)	(174,200)	(177,684)	(181,237)	(184,863)	(188,560)
Towne Square	116,000	32,023	(45,395)	321,685	540,611	579,615	587,297	578,538	376,754	618,293	651,298	666,004
Dickson City	47,000	380,540	366,130	365,843	365,551	365,254	364,951	391,075	437,833	441,837	445,963	450,221
Century Village	25,000	319,648	386,415	418,631	416,812	388,999	370,202	357,814	355,122	352,370	349,558	346,698
Scott Street	8,000	71,623	73,300	73,824	73,747	67,910	89,972	89,890	89,804	89,719	80,651	104,527
TOTAL NOI	10,628,611 sf	**73,442,371**	**76,531,949**	**82,086,925**	**86,253,019**	**87,973,169**	**89,136,784**	**89,388,435**	**89,532,602**	**90,353,194**	**91,894,704**	**93,986,484**
		Difference	0	0	0	0	0	0	0	0	0	0

KENYA UNENCUMBERED NOI FOR NEW DEBT

Property	End of Period									
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Fixed Rate										
Campus Village	380,448	497,658	521,117	543,351	593,309	614,452	613,843	638,465	658,191	703,491
Cary Plaza	0	0	0	0	0	0	0	288,029	283,894	289,997
Chesterbrook	0	0	1,452,185	1,364,809	1,339,517	1,253,965	1,127,269	943,742	625,375	472,114
Chesterbrook 2	0	0	0	0	0	0	0	0	0	0
Collaterized Mortgage Obligation	0	0	0	0	0	0	0	0	0	0
Collegeville	0	0	0	0	817,633	834,499	1,134,472	1,388,486	1,419,513	1,457,565
Coral Hills	0	0	0	0	0	0	0	0	1,066,439	1,112,828
County Line Plaza	0	943,582	952,882	962,913	970,629	983,394	1,043,398	1,082,836	1,173,768	1,193,469
Gilbertsville	0	0	0	541,939	569,137	588,015	586,507	591,430	582,233	594,143
Marlton Phase I	0	0	0	0	0	0	2,721,926	2,720,743	2,683,544	2,693,080
Marumsco-Jefferson Plaza	0	0	1,984,561	2,248,886	2,335,204	2,281,699	2,302,065	2,077,054	2,350,846	2,493,495
New Holland	0	0	0	344,421	361,960	365,572	374,288	366,654	388,021	400,341
North Penn	0	0	0	691,570	696,483	700,162	702,648	706,843	714,150	703,461
Northpark Center	0	1,417,732	1,437,644	1,451,372	1,493,476	1,491,410	1,514,925	1,516,665	1,518,443	1,592,098
Park Centre	0	921,941	923,670	917,451	922,049	905,417	921,094	920,622	1,135,059	1,135,517
Plymouth Plaza	0	0	590,650	645,820	672,261	691,637	709,959	717,542	752,526	765,278
Rio Grande	0	1,299,288	1,314,015	1,310,960	1,327,332	1,306,021	1,333,835	1,365,307	1,352,274	1,363,892
Newton Village	0	0	3,462,290	3,557,616	3,630,458	3,702,178	3,774,699	3,859,315	3,953,714	4,028,701
Village at Mableton	0	0	0	0	1,773,469	1,799,136	1,797,694	1,754,701	1,374,801	1,432,228
Village West (Chesterbrook)	0	1,884,483	1,968,027	2,024,759	2,018,630	2,035,578	2,080,370	2,147,630	2,211,725	2,237,634
Lakewood Funded in August	0	0	0	0	0	0	0	0	0	3,141,270
Village West II	0	0	0	0	0	0	0	0	0	0
Whitemarsh	0	0	0	0	0	1,336,319	1,376,627	1,393,597	1,443,931	1,447,451
Floating Rate										
Danville	0	0	0	0	0	0	296,894	298,662	304,529	302,184
East Main Center	0	794,293	780,748	813,291	821,068	825,718	814,270	808,420	844,341	859,943
Holcomb Bridge	0	899,047	485,186	512,854	521,766	522,330	501,385	395,409	433,755	445,535
Mt. Carmel	0	0	241,425	238,718	257,568	263,892	229,273	266,036	263,150	284,375
Musicland	463,131	478,903	478,881	478,859	478,836	478,812	478,789	478,765	478,740	478,715
Stein Mart - Tenant in Park Centre	260,880	261,894	262,812	263,447	264,036	264,637	265,249	265,874	274,011	285,163
Stratford Square	0	0	0	0	0	0	0	0	1,342,204	1,398,914
Valley Forge Mall	0	0	458,753	402,296	385,901	351,896	354,951	355,250	381,502	341,089
Woodbourne	0	476,848	477,295	518,492	546,860	558,002	570,807	545,197	586,816	628,897
REMIC										
69th Street	0	492,828	522,737	525,796	549,754	659,632	660,181	660,145	660,108	666,831
A&P	0	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000
Culpeper	0	898,498	952,354	993,070	1,035,951	1,005,240	1,038,498	1,064,985	1,071,498	1,116,848
Barn	0	1,778,837	1,836,393	1,847,557	1,821,241	1,743,002	2,063,352	2,141,224	2,139,617	2,108,623
Bensalem	0	780,345	777,019	798,037	792,668	780,769	745,357	731,060	802,199	875,775
Valley Fair	0	0	0	0	0	0	0	0	0	0
Bethlehem	0	3,054,846	3,085,926	3,179,687	3,211,470	3,207,932	3,149,575	3,101,433	3,229,153	3,314,718
Bristol (1/2)	0	1,294,281	1,295,008	1,228,211	1,128,094	1,178,909	1,140,885	1,080,941	961,357	879,768
Bristol (1/2)	0	0	0	0	0	0	0	0	0	0
Collegetown	0	1,464,090	1,502,558	1,551,418	1,590,022	1,603,656	1,582,680	1,597,088	1,596,789	1,656,528
Cross County	0	3,201,539	3,338,316	3,505,531	3,538,190	3,494,125	3,765,020	3,746,977	3,919,739	3,967,969
Fox Run	0	2,804,697	3,116,650	3,123,761	3,154,081	3,233,345	3,010,093	2,757,944	2,763,420	2,820,955
Groton	0	2,259,478	2,276,311	2,285,977	2,270,151	2,273,718	2,270,998	2,291,518	2,299,339	2,278,783
High Ridge	0	1,362,234	1,410,342	1,429,362	1,456,506	1,502,416	1,520,458	1,610,205	1,621,179	1,668,310
Hillcrest, NJ	0	1,620,459	1,913,898	2,005,605	2,024,263	2,029,434	1,929,894	2,030,844	2,092,695	2,080,939
MacArthur	0	377,568	435,903	481,986	488,055	488,113	474,739	493,974	549,067	556,075
Manchester	0	535,086	548,322	548,859	554,580	555,922	559,467	567,609	566,731	572,546
Milford	0	286,491	300,762	328,341	329,386	330,465	331,575	344,713	369,879	378,010
North Ridge	0	933,865	998,522	1,017,850	1,062,122	1,096,187	1,068,598	1,169,316	1,178,899	1,180,730
Orange	0	64,482	67,284	71,569	54,084	37,521	35,949	34,344	32,707	27,070
Park Hills	0	1,974,610	1,988,274	2,031,946	2,102,359	2,157,722	2,202,604	2,224,523	2,266,023	2,307,389
Park Plaza	0	488,141	530,175	550,480	592,013	597,496	610,591	626,314	647,797	688,047
Pilgrim Gardens	0	910,480	979,844	1,024,499	1,065,549	1,080,537	1,047,388	1,067,192	1,114,220	1,124,532
Port Washington	0	84,799	85,649	85,283	84,909	84,528	85,832	86,643	86,239	85,826
Street	0	741,499	754,450	776,342	814,799	813,420	824,166	837,981	854,222	898,433
Suburban	0	684,920	1,910,937	2,092,843	2,126,918	2,182,135	2,167,024	2,244,148	2,459,677	2,483,427
Village Square	0	346,190	363,643	367,419	371,743	374,149	381,094	410,130	416,201	411,871
Whitehall	0	3,068,394	2,732,348	2,710,180	2,702,583	2,691,283	2,681,895	2,665,828	2,673,324	2,725,430

KENYA UNENCUMBERED NOI FOR NEW DEBT (Continued)

Property	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	End of Period									
Salomon Mortgage										
Douglasville	0	0	0	0	0	0	1,519,002	1,432,036	1,502,528	2,235,873
Meeting Square	0	0	0	0	0	0	325,380	321,281	490,718	543,608
Pickaway	0	0	0	0	0	0	650,594	637,470	657,631	665,165
Snellville	0	0	0	0	0	0	1,461,044	1,535,002	1,562,475	1,619,426
Stalker	0	0	0	0	0	0	864,984	896,805	897,884	898,952
Summerville	0	0	0	0	0	0	340,564	352,058	353,636	355,678
Tifton	0	0	0	0	0	0	1,194,354	1,195,598	1,215,671	1,235,210
Vidalia	0	0	0	0	0	0	374,605	374,177	373,737	373,293
Village Oaks	0	0	0	0	0	0	1,033,283	1,046,763	1,049,622	1,045,913
GMAC Credit Facility (A)										
Cherry Square	0	753,335	751,432	766,522	769,711	773,384	776,610	773,028	775,687	770,134
Lakewood	0	0	0	0	0	0	0	0	0	0
Marlton Phase II	0	1,252,579	1,259,741	1,291,417	1,311,785	1,341,824	1,344,594	1,353,364	1,390,948	1,411,707
Century Plaza	0	1,339,111	1,332,392	1,250,764	1,188,942	1,128,478	1,090,496	1,061,972	1,014,058	992,044
GMAC Credit Facility (B)										
Bainbridge	0	758,203	759,305	788,902	804,226	812,001	812,887	812,699	823,184	857,306
Harrodsburg	0	462,580	467,948	465,333	471,151	482,304	493,310	498,911	495,123	492,124
Wampanoag	0	1,532,210	1,696,613	1,722,004	1,682,206	1,430,235	1,425,940	1,552,041	1,587,177	1,601,299
GMAC Credit Facility (C)										
Barn Theatre	0	0	0	0	0	0	0	0	0	0
Bradford Mall	0	601,769	590,462	533,281	526,254	503,594	407,740	351,905	232,504	208,099
Lilac, NY (Circuit City)	0	1,065,294	1,075,740	1,082,474	1,089,338	1,096,340	1,145,834	1,156,971	1,164,399	1,171,980
Franklin Center	0	957,624	1,021,765	1,023,483	1,034,502	1,042,928	1,001,971	1,056,824	1,061,878	1,061,141
Magnolia Plaza	0	705,331	702,428	686,807	676,763	619,667	608,220	560,843	490,790	436,878
Tower Plaza	0	469,323	537,781	542,960	563,133	579,778	574,695	572,419	573,246	558,454
Marlton I CapEx	0	0	0	0	0	0	0	0	0	0
Valley Fair	0	1,357,905	1,400,514	1,418,440	1,481,349	1,498,507	1,592,594	1,635,387	1,650,194	1,814,541
Credit Lines										
Chalfont & County Line	391,923	415,616	425,433	448,916	468,358	466,451	484,592	510,069	512,519	510,048
Livonia	0	0	0	0	0	0	0	0	0	0
GMAC Availability	0	0	0	0	0	0	0	0	0	0
Preferred Stock										
Series A-1										
Series B-1										
Series D										
Unencumbered										
Parkway I	-140,729	-41,923	371,395	336,511	357,209	405,556	157,683	233,970	439,839	415,421
Parkway II	-96,144	-99,176	-102,262	-124,997	-170,785	-174,200	-177,684	-181,237	-184,863	-188,560
Towne Square	-45,395	321,685	540,611	579,615	587,297	578,538	376,754	618,293	651,298	666,004
Dickson City	366,130	365,843	365,551	365,254	364,951	391,075	437,833	441,837	445,963	450,221
Century Village	386,415	418,631	416,812	388,999	370,202	357,814	355,122	352,370	349,558	346,698
Scott Street	73,300	73,824	73,747	67,910	89,972	89,890	89,804	89,719	80,651	104,527
TOTAL UNENCUMBERED NOI FOR NEW DEBT	2,039,959	54,271,100	65,380,174	68,207,028	71,562,639	72,957,561	83,914,955	84,899,928	88,804,629	93,986,484

CONGO NOI - BASE CASE

Property	Square Feet						End of Period					
				2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	Square Feet		Reforecast					Original Projections					Equal 2010
Fixed Rate													
Boiling Creek	41,090	sf	$201,284	201,227	200,524	200,128	199,722	199,306	198,880	198,442	197,995	197,535	197,535
Brookneal Commons	28,161		151,712	150,744	150,893	150,469	150,033	149,587	149,130	148,660	148,180	147,687	147,687
Celebration at Six Forks	125,937		1,034,721	1,056,438	1,136,060	1,146,369	1,146,266	1,177,524	1,182,251	1,188,047	1,200,126	1,210,076	1,210,076
Dukes Plaza	139,956		654,125	566,958	757,757	755,312	756,762	751,413	760,518	789,813	793,556	792,496	792,496
Durham Festival	131,825		949,114	955,852	949,279	954,735	956,342	970,726	1,005,264	1,011,292	1,021,119	1,023,604	1,023,604
Keysville Square	40,227		212,885	214,578	216,492	216,912	216,410	215,896	215,368	217,861	217,913	217,346	217,346
Lake Point Center	119,570		1,052,912	827,240	1,310,252	1,304,348	1,311,503	1,310,237	1,314,881	1,342,509	1,378,914	1,414,508	1,414,508
Lenoir Festival I	144,239		762,352	837,824	807,405	806,682	805,941	805,182	809,158	808,361	807,543	811,717	811,717
Market Square	55,909		282,297	301,864	269,617	269,876	268,022	264,963	262,517	267,152	266,882	265,505	265,505
Mobile Festival	525,505		2,582,497	2,029,818	2,912,689	2,905,521	2,900,131	2,867,289	2,748,040	2,763,816	2,777,741	2,786,788	2,786,788
Square One Center	197,731		1,386,719	1,418,134	1,487,803	1,479,162	1,504,856	1,510,733	1,514,759	1,520,311	1,511,847	1,533,101	1,533,101
Towne Centre	427,270		5,416,721	5,593,600	6,061,642	6,216,556	6,472,235	6,660,428	6,992,580	7,118,511	7,122,993	7,380,129	7,380,129
Towne Square	301,561		1,846,021	1,582,054	2,030,634	2,026,933	2,027,968	2,028,345	2,040,720	2,045,893	2,055,287	2,070,856	2,070,856
University Mall	167,461		1,124,136	1,141,371	1,184,045	1,222,829	1,250,261	1,277,776	1,308,275	1,325,646	1,325,646	1,325,646	1,325,646
University Shoppes	54,124		439,842	413,543	439,181	437,877	437,777	440,643	437,081	438,187	440,793	449,253	449,253
Waverly Place	181,380		1,108,770	1,395,136	1,760,787	1,791,885	1,834,319	1,867,036	1,993,894	2,083,698	2,185,418	2,229,284	2,229,284
Floating Rate													
Merchants Festival Centre	151,820		1,786,705	1,835,258	1,917,416	1,924,060	1,960,040	1,982,824	1,989,191	2,026,412	2,051,505	2,109,244	2,109,244
Eastgate S/C	52,575		441,277	442,814	438,412	447,549	445,521	450,086	453,851	450,820	456,631	453,887	453,887
Millpond Village	206,051		1,589,711	1,319,780	1,741,298	3,172,762	3,197,835	3,163,954	3,238,127	3,389,263	3,424,129	3,449,750	3,449,750
Securitizations													
CDC													
Braves Village	59,762		377,683	442,989	476,171	471,898	475,794	476,327	480,144	484,951	481,305	485,427	485,427
Crossroads at Mandarin	72,136		452,749	432,486	465,829	465,178	472,157	478,976	483,727	481,385	482,264	481,268	481,268
Eastgate Plaza	181,910		1,078,850	1,198,314	1,236,465	1,260,569	1,292,513	1,295,930	1,311,413	1,333,435	1,349,317	1,346,079	1,346,079
Food Lion Plaza	50,280		181,483	191,430	233,046	248,383	268,303	265,725	267,610	268,629	268,947	267,895	267,895
Gateway Plaza	167,207		1,073,377	967,420	1,003,507	999,518	1,010,485	1,012,130	1,022,710	1,027,918	1,021,781	1,025,759	1,025,759
Grove Park S/C	106,617		563,048	553,331	553,195	554,858	555,066	557,783	558,977	564,508	570,064	590,723	590,723
Hollywood Festival	135,056		618,385	732,753	799,253	812,881	818,851	815,750	822,563	828,003	849,229	860,771	860,771
Lake Washington Crossing	119,208		829,734	910,867	1,042,469	1,043,716	1,059,416	1,087,090	1,113,827	1,144,595	1,148,611	1,177,180	1,177,180
Lenoir Festival II													
Oakland Park Festival Centre	132,226		683,910	745,628	887,527	934,756	935,450	920,354	941,316	939,188	950,633	951,132	951,132
Patriots Plaza	115,632		859,873	787,943	918,152	920,469	928,101	925,834	945,205	982,846	988,274	1,012,201	1,012,201
Robertson Corners	47,640		373,612	356,890	377,170	369,569	379,441	380,038	372,362	377,112	386,671	385,932	385,932
Stanton Square	125,094		597,577	629,640	780,210	786,594	808,916	832,216	847,105	857,315	865,217	871,579	871,579
Tower Shopping Center	153,077		759,200	661,390	831,203	840,766	848,950	929,492	944,862	988,099	1,016,995	1,050,407	1,050,407
Joint Venture Debt													
Falls Pointe	98,132		154,635	1,452,521	1,534,497	1,555,035	1,575,665	1,555,274	1,632,355	1,663,162	1,684,240	1,703,804	1,703,804
Park Place	139,811		1,076,426	1,073,846	1,299,371	1,289,360	1,316,091	1,320,185	1,330,789	1,343,959	1,346,397	1,357,799	1,357,799
Peak Plaza	67,402		522,291	568,637	609,509	606,531	611,985	613,075	612,607	611,496	609,572	606,615	606,615
University Plaza	38,600		245,311	269,817	250,927	249,245	249,509	244,229	250,090	249,087	247,442	247,731	247,731
Unencumbered													
South Cobb	77,961		107,208	(37,438)	71,611	68,327	64,960	64,113	62,775	59,149	55,433	51,623	51,623
TOTAL NOI	4,980,143	sf	**33,579,153**	**34,222,695**	**39,142,298**	**40,907,618**	**41,513,597**	**41,868,469**	**42,614,922**	**43,339,531**	**43,706,610**	**44,342,337**	**44,342,337**
		Difference	0	0	0	0	0	0	0	0	0	0	0
		Millpond O	1,004,502	0	0	1,408,719	1,410,649	1,415,227	1,411,007	1,528,368	1,540,184	1,542,277	
		Millpond R	585,209	1,319,780	1,741,298	1,764,043	1,787,186	1,748,727	1,827,120	1,860,895	1,883,945	1,907,473	

CONGO UNENCUMBERED NOI FOR NEW DEBT

Property	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	End of Period									
	Reforecast				Original Projections					Equal 2010
Fixed Rate										
Bolling Creek	0	0	0	0	0	0	0	0	0	0
Brookneal Commons	0	0	0	0	0	0	0	0	0	0
Celebration at Six Forks	1,056,438	1,136,060	1,146,369	1,146,266	1,177,524	1,182,251	1,188,047	1,200,126	1,210,076	1,210,076
Dukes Plaza	0	0	0	0	0	760,518	789,813	793,556	792,496	792,496
Durham Festival	0	0	0	956,342	970,726	1,005,264	1,011,292	1,021,119	1,023,604	1,023,604
Keysville Square	0	0	0	0	0	0	0	0	0	0
Lake Point Center	0	0	0	0	0	0	1,342,509	1,378,914	1,414,508	1,414,508
Lenoir Festival I	0	0	0	0	0	0	0	0	0	0
Market Square	0	0	0	0	0	0	0	0	0	0
Mobile Festival	0	0	0	0	0	0	2,763,816	2,777,741	2,786,788	2,786,788
Square One Center	0	1,487,803	1,479,162	1,504,856	1,510,733	1,514,759	1,520,311	1,511,847	1,533,101	1,533,101
Towne Square	0	0	0	0	0	2,040,720	2,045,893	2,055,287	2,070,856	2,070,856
University Mall	0	0	0	0	0	1,308,275	1,325,646	1,325,646	1,325,646	1,325,646
University Shoppes	0	0	0	0	0	0	0	0	0	0
Waverly Place	0	0	0	0	0	1,993,894	2,083,608	2,185,418	2,229,284	2,229,284
Floating Rate										
Merchants Festival Centre	1,835,258	1,917,416	1,924,060	1,960,040	1,982,824	1,989,191	2,026,412	2,051,505	2,109,244	2,109,244
Eastgate S/C	442,814	438,412	447,549	445,521	450,086	453,851	450,820	456,631	453,887	453,887
Millpond Village	1,319,780	1,741,298	3,172,762	3,197,835	3,163,954	3,238,127	3,389,263	3,424,129	3,449,750	3,449,750
Securitizations										
CDC										
Braves Village	0	476,171	471,808	475,794	476,327	480,144	484,951	481,305	485,427	485,427
Crossroads at Mandarin	0	465,829	465,178	472,157	478,976	483,727	481,385	482,264	481,268	481,268
Eastgate Plaza	0	1,236,465	1,260,569	1,292,513	1,295,930	1,311,413	1,333,435	1,349,317	1,346,079	1,346,079
Food Lion Plaza	0	233,046	248,383	268,303	265,725	267,610	268,629	268,947	267,895	267,895
Gateway Plaza	0	1,003,507	999,518	1,010,485	1,012,130	1,022,710	1,027,918	1,021,781	1,025,759	1,025,759
Grove Park S/C	0	553,195	554,858	555,066	557,783	558,977	564,508	570,064	590,723	590,723
Hollywood Festival	0	799,253	812,881	818,851	815,750	822,563	828,003	849,229	860,771	860,771
Lake Washington Crossing	0	1,042,469	1,043,716	1,059,416	1,087,090	1,113,827	1,144,595	1,148,611	1,177,180	1,177,180
Lenoir Festival II	0	0	0	0	0	0	0	0	0	0
Oakland Park Festival Centre	0	887,527	934,756	935,450	920,354	941,316	939,188	950,633	951,132	951,132
Patriots Plaza	0	918,152	920,469	928,101	925,834	945,205	982,846	988,274	1,012,201	1,012,201
Robertson Corners	0	377,170	369,569	379,441	380,038	372,362	377,112	386,671	385,932	385,932
Stanton Square	0	780,210	786,594	808,916	832,216	847,105	857,315	865,217	871,579	871,579
Tower Shopping Center	0	831,203	840,766	848,950	929,492	944,862	988,089	1,016,995	1,050,407	1,050,407
Joint Venture Debt										
Falls Pointe	0	1,534,497	1,555,035	1,575,665	1,555,274	1,632,355	1,663,162	1,684,240	1,703,804	1,703,804
Park Place	1,073,846	1,299,371	1,289,360	1,316,091	1,320,185	1,330,789	1,343,959	1,346,397	1,357,799	1,357,799
Peak Plaza	0	0	0	0	0	0	0	0	0	606,615
University Plaza	0	0	0	0	0	0	0	0	0	0
Unencumbered										
South Cobb	(37,438)	71,611	68,327	64,960	64,113	62,775	59,149	55,433	51,623	51,623
TOTAL UNENCUMBERED NOI FOR NEW DEBT	**5,690,698**	**19,230,665**	**20,791,779**	**22,021,019**	**22,173,064**	**28,624,590**	**33,281,774**	**33,647,297**	**34,018,819**	**34,625,434**

NEW DEBT UNDERWRITING

			End of Period									
			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Total New Debt Required (Accumulated)			$15,363	$400,301	$445,823	$452,691	$458,962	$486,687	$564,436	$541,534	$523,119	$514,838
				=======	=======	=======	=======	=======	=======	=======	=======	=======
Unencumbered NOI for Additional New Debt (Accumulated)			7,731	73,502	86,172	90,228	93,736	101,582	117,197	118,547	122,823	128,612
less: Vacancy Reserve	5.0%	of Revenues		5,654	6,629	6,941	7,210	7,814	9,015	9,119	9,448	9,893
less: Management Fee	4.0%	of Revenues		4,523	5,303	5,552	5,768	6,251	7,212	7,295	7,558	7,915
less: TI & LC (In line space)	$1.00	per Square Foot (in-line space)		4,801	5,221	5,392	5,567	5,996	7,103	7,133	7,255	7,390
less: Recurring Capex	$0.16	per Square Foot		1,536	1,671	1,725	1,781	1,919	2,273	2,283	2,322	2,365
				--------	--------	--------	--------	--------	--------	--------	--------	--------
Stressed Net Cash Flow for Underwriting				56,988	67,348	70,617	73,408	79,602	91,594	92,717	96,241	101,050
Stressed Value	10.5%	Cap Rate		542,739	641,414	672,546	699,126	758,112	872,321	883,019	916,578	962,380
Loan Sizing (Accumulated)	90%	Stressed Loan Sizing		488,465	577,272	605,291	629,214	682,301	785,089	794,717	824,920	866,142
Total New Debt Required (Accumulated)				$400,301	$445,823	$452,691	$458,962	$486,687	$564,436	$541,534	$523,119	$514,838
Coverage for New Debt				122%	129%	134%	137%	140%	139%	147%	158%	168%

General Information

Project Name:	Project Congo
Type of Transaction (i.e. Leveraged Buyout, Financing):	Merger
Model Prepared by:	David Moritz
Telephone Extension:	8086
Sponsor:	Sponsor
First Projected Year (Range Name = "Year"):	2002
Company's Fiscal Year End (Range Name = "FYE")	December 31
Expected Closing Date:	12/31/2001
No. of Mos. for Stub. Period (Less Than 12 is a Stub)	12
Exit Multiple (of EBITDA):	8.00
Multiple (of FFO)	8.60
Exit Multiple Step Increments (for Variance Analysis):	0.50
Equity Step Increments (for Variance Analysis)	0.025
Purchase or Pooling (1 or 0)	0.000
Year to amortize cap finance costs	7.000
Step Increments for Promote	0.000
Prime	4.8%
LIBOR	2.0%
Operating Case Number	2
Percent of Financing Costs Tax Deductible:	100.0%

Special Capex (Not Incl. in Ratios)	0	1	2	3	4	5	6	7	8	9
Annual Expenditure	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Depreciable Life (in years)	3	3	5	5	7	7	7	10	10	15

Look-up Tables - Operating Assumptions

Acquirer NOI

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	4.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Case 2	BASE CASE	2	4.2%	7.3%	5.1%	2.0%	1.3%	0.3%	0.2%	0.9%	1.7%	2.3%
Case 3	2% GROWTH	3	4.2%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	4.2%	7.3%	5.1%	2.0%	1.3%	0.3%	0.2%	0.9%	1.7%	2.3%

Target NOI

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	5.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Case 2	BASE CASE	2	1.9%	14.4%	4.5%	1.5%	0.9%	1.8%	1.7%	0.8%	1.5%	0.0%
Case 3	2% GROWTH	3	5.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	1.9%	14.4%	4.5%	1.5%	0.9%	1.8%	1.7%	0.8%	1.5%	0.0%

G&A (% of NOI)

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 2	BASE CASE	2	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 3	2% GROWTH	3	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%

Expansion/Repair Capex - Acquirer			Expansion/Repair Capex - Acquirer									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 2	BASE CASE	2	10,418	26,787	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 3	2% GROWTH	3	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	10,418	26,787	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000

Expansion/Repair Capex - Target			Expansion/Repair Capex - Target									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	2,000	2,000	2,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
Case 2	BASE CASE	2	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000
Case 3	2% GROWTH	3	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000

TI & LC Acquirer			TI & LC Acquirer									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500
Case 2	BASE CASE	2	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000
Case 3	2% GROWTH	3	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000

TI & LC Target			TI & LC Target									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Case 2	BASE CASE	2	3,864	4,787	2,946	3,054	3,145	3,240	2,000	2,000	2,000	2,000
Case 3	2% GROWTH	3	3,864	4,787	2,946	3,054	3,145	3,240	2,000	2,000	2,000	2,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	3,864	4,787	2,946	3,054	3,145	3,240	2,000	2,000	2,000	2,000